SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NEUBERGER BERMAN EQUITY FUNDS
LEHMAN BROTHERS INCOME FUNDS
LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS
NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES
-------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

NEUBERGER BERMAN EQUITY FUNDS

     Neuberger Berman Century Fund
Neuberger Berman Climate Change Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Institutional Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Select Equities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

LEHMAN BROTHERS INCOME FUNDS

Neuberger Berman California Tax-Free Money Fund
Neuberger Berman Cash Reserves
Neuberger Berman Core Bond Fund
Neuberger Berman Government Money Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust
Neuberger Berman New York Municipal Money Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Tax-Free Money Fund

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS

Neuberger Berman Treasury Fund
Prime Portfolio

NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES

Neuberger Berman Institutional Cash Fund
Neuberger Berman Prime Money Fund

February 6, 2009

Dear Shareholder:

     The enclosed Proxy Statement discusses several Proposals to be voted upon by the shareholders of the above-named series (each a “Fund”) of Neuberger Berman Equity Funds, Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series (each a “Trust”). All of the shareholders of Funds in each Trust are being asked to approve Proposal 1 and 4 and either Proposal 2 or 3, depending on which Funds they hold (except as noted below). As a shareholder of one or more Funds, you are asked to review the Proxy Statement and to cast your votes. The Board of Trustees of each Trust recommends a vote “FOR” each of the Proposals.

     As discussed in more detail in the enclosed Proxy Statement, Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell a controlling interest in your Fund’s investment adviser. Under the agreement, LBHI would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to a new company, a majority of which would be owned, directly or indirectly, by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division (the “Proposed Acquisition”). The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”), Neuberger Berman, LLC (“NB LLC”) and Lehman Brothers Asset Management LLC (“LBAM”), the adviser and sub-advisers to the Funds, respectively. By law, the contracts under which NB Management, NB LLC and LBAM provide investment advisory services to the Funds would automatically terminate upon consummation of the Proposed Acquisition. To provide for continuity of management, the shareholders of each Fund are being asked to vote “FOR” the following Proposals, as applicable to a Fund:

1.

To approve a new Management Agreement between each Trust, on behalf of each Fund (except Neuberger Berman California Tax-Free Money Fund, Neuberger Berman Global Real Estate Fund and Prime Portfolio), and a newly formed successor entity to NB Management (“New NB Management”), to become effective upon consummation of the Proposed Acquisition;

2.

To approve a new Sub-Advisory Agreement, with respect to Neuberger Berman Equity Funds and its Funds (except Neuberger Berman Global Real Estate Fund), between New NB Management and NB LLC or a newly formed successor entity to NB LLC, to become effective upon consummation of the Proposed Acquisition;

3.

To approve a new Sub-Advisory Agreement, with respect to Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds, Neuberger Berman Institutional Liquidity Series and their Funds (except Neuberger Berman California Tax-Free Money Fund and Prime Portfolio),

between New NB Management and LBAM, to become effective upon consummation of the Proposed Acquisition; and

4.	To approve the election of Trustees to the Board of Trustees of each Trust.

     It is expected that the portfolio managers and substantially all of the other employees of the Acquired Businesses would remain unchanged and would provide uninterrupted management of your Funds following the Proposed Acquisition. All material terms of the management agreements, including the fee schedules, would also remain unchanged.

     Each Trust’s Board of Trustees recommends that you vote “FOR” each of the applicable Proposals outlined above and described in the Proxy Statement.

     Please note that consummation of the Proposed Acquisition is subject to various conditions, as described more fully in the enclosed Proxy Statement. If the Proposed Acquisition is not consummated, Proposals 1, 2 and 3, if approved, will not be implemented.

     Your vote is important to us regardless of the number of shares you own. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and follow the instructions on the proxy card(s) for voting by mail, touch-tone telephone or on the Internet. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote your shares. If you have any questions about the Proposals or the voting instructions, please call Broadridge Financial Solutions, Inc., our proxy solicitor, at 866-586-0636 (Monday through Friday, 9:30 a.m. to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. to 6:00 p.m. Eastern time) or call NB Management at 800-877-9700 (Monday through Saturday, 8:00 a.m. to 6:00 p.m. Eastern time). It is important that you vote no later than the time of the special shareholder meeting. Thank you for continued support of Neuberger Berman Equity Funds, Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series.

Very truly yours,

Robert Conti
President and Chief Executive Officer
Neuberger Berman Equity Funds
Lehman Brothers Income Funds
Lehman Brothers Institutional Liquidity Funds
Neuberger Berman Institutional Liquidity Series

     The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management LLC” and the individual Fund names in this Proxy Statement are either service marks or registered service marks of Neuberger Berman Management LLC© 2009 Neuberger Berman Management LLC All rights reserved. 2009 Lehman Brothers Asset Management LLC. All rights reserved.

NEUBERGER BERMAN EQUITY FUNDS

     Neuberger Berman Century Fund
Neuberger Berman Climate Change Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Institutional Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Select Equities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

LEHMAN BROTHERS INCOME FUNDS

Neuberger Berman California Tax-Free Money Fund
Neuberger Berman Cash Reserves
Neuberger Berman Core Bond Fund
Neuberger Berman Government Money Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust
Neuberger Berman New York Municipal Money Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Tax-Free Money Fund

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS

Neuberger Berman Treasury Fund
Prime Portfolio

NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES

Neuberger Berman Institutional Cash Fund
Neuberger Berman Prime Money Fund

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 16, 2009
____________________

     A special meeting (“Meeting”) of shareholders of the above-named series (each a “Fund”) of Neuberger Berman Equity Funds, Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series (each a “Trust”) will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on March 16, 2009 at 2:00 p.m. Eastern time.

     As discussed in more detail in the enclosed Proxy Statement, Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell a controlling interest in your Fund’s investment adviser. Under the agreement, LBHI would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to a new company, a majority of which would be owned, directly or indirectly, by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division (the “Proposed Acquisition”). The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”), Neuberger Berman, LLC (“NB LLC”) and Lehman Brothers Asset Management LLC (“LBAM”), the adviser and sub-advisers to the Funds, respectively. By law, the contracts under which NB Management, NB LLC and LBAM provide investment advisory services to the Funds would automatically terminate upon consummation of the Proposed Acquisition. To provide for continuity of management, the shareholders of each Fund are being asked to vote “FOR” the following Proposals, as applicable to a Fund:

1.

To approve a new Management Agreement between each Trust, on behalf of each Fund (except Neuberger Berman California Tax-Free Money Fund, Neuberger Berman Global Real Estate Fund and Prime Portfolio), and a newly formed successor entity to NB Management (“New NB Management”), to become effective upon consummation of the Proposed Acquisition;

2.

To approve a new Sub-Advisory Agreement, with respect to Neuberger Berman Equity Funds and its Funds (except Neuberger Berman Global Real Estate Fund), between New NB Management and NB LLC or a newly formed successor entity to NB LLC, to become effective upon consummation of the Proposed Acquisition;

3.

To approve a new Sub-Advisory Agreement, with respect to Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds, Neuberger Berman Institutional Liquidity Series and their Funds (except Neuberger Berman California Tax-Free Money Fund and Prime Portfolio), between New NB Management and LBAM, to become effective upon consummation of the Proposed Acquisition; and

4.	To approve the election of Trustees to the Board of Trustees of each Trust.

      As described in the Proxy Statement, all material terms of the management agreements, including the fee schedules, would remain unchanged. Each Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of one or more of the Funds at the close of business on January 23, 2009 (“Record Date”). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

     We will admit to the Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the meeting must present photo identification. If you plan to attend the Meeting, please contact us at 800-877-9700.

     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March 16, 2009: This Notice, the Proxy Statement and the form of proxy card are available on the Internet at www.proxyweb.com. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Trustees,

Claudia A. Brandon
Secretary
Neuberger Berman Equity Funds
Lehman Brothers Income Funds
Lehman Brothers Institutional Liquidity Funds
Neuberger Berman Institutional Liquidity Series

February 6, 2009 New York, New York

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF A FUND YOU OWN.

PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY

PLEASE FILL OUT AND RETURN EACH PROXY CARD.

     Shareholders are invited to attend the special meeting in person. Any shareholder who does not expect to attend the meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s).

To avoid additional expense of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

     It is important that you vote even if you no longer own shares in a Fund after the January 23, 2009 Record Date.

     Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the Proposals described in the Proxy Statement. If you own shares of more than one Fund and you are voting all your shares the same way, you may submit the combined proxy card, otherwise, you must submit a separate proxy card for each Fund in which you own shares.

     As an alternative to using the proxy card(s) to vote, you may vote via the Internet, by telephone, or in person. To vote via the Internet, please access the website listed on your proxy card(s). To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s). Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the “control” number(s) that appear on your proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of a Trust may be voted only in person or by written proxy. If we do not receive your completed proxy card(s) within a reasonable time, you may be contacted by our proxy solicitor, Broadridge Financial Solutions, Inc.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons indicated in the voting instructions on the proxy cards, they will not be voted.

______________________________

Important Information to Help You Understand and Vote on the Proposals
______________________________

     While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Questions and Answers

Q. What is happening?

A. Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell a controlling interest in your Fund’s investment adviser. Under the agreement, LBHI would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to NBSH Acquisition, LLC (the “Proposed Acquisition”). NBSH Acquisition, LLC (“NBSH”) was organized by key members of Neuberger Berman’s management for the purpose of facilitating the acquisition of the Acquired Businesses. As discussed more fully in the enclosed Proxy Statement, at the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division (“Management Members”), as well as by LBHI and certain affiliates of LBHI.

     The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”), Neuberger Berman, LLC (“NB LLC”) and Lehman Brothers Asset Management LLC (“LBAM”), the adviser and sub-advisers to the Funds, respectively. By law, the contracts under which NB Management, NB LLC and LBAM provide investment advisory services to the Funds would automatically terminate upon consummation of the Proposed Acquisition. Accordingly, shareholders of each Fund are being asked to approve new management and sub-advisory agreements with NB Management, NB LLC and/or LBAM (or with each of their successors) on the same terms and with the same compensation structure as are currently in effect. The Proxy Statement provides additional information about the Proposed Acquisition, the structure of the resulting entities and the new management and sub-advisory agreements.

     Your Fund’s Board of Trustees believes that approval of the new agreements is important to provide continuity of the high quality investment management and sub-advisory services your Fund has received in the past.

     In addition, shareholders of each Fund are being asked to approve the election of Trustees to the Board of Trustees of each Trust. The Trustees serve as representatives of shareholders. In this capacity, they are fiduciaries and have an obligation to serve in the best interests of the shareholders. Trustees review Fund performance, oversee

Fund activities and review contractual arrangements with service providers that provide services to the Funds. With the exception of Mr. Joseph V. Amato, each of the nominees currently serves as a Trustee of each Trust.

     EACH TRUST’S BOARD OF TRUSTEES RECOMMENDS
THAT YOU VOTE FOR EACH OF THE APPLICABLE PROPOSALS
DESCRIBED IN THE PROXY STATEMENT.

Q. How does the Proposed Acquisition relate to the LBHI bankruptcy case?

A. LBHI is a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and, as such, the Proposed Acquisition was subject to the approval of the court in the LBHI bankruptcy case. On October 22, 2008, the bankruptcy court approved procedures for a public auction process for the Acquired Businesses. On December 3, 2008, NBSH was selected as the successful bidder in the public auction for the Acquired Businesses. On December 22, 2008, the bankruptcy court approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on the very important Proposals concerning your investment.

Q. Why am I being asked to vote on the new agreements?

A. The consummation of the Proposed Acquisition would terminate the Funds’ management agreements with NB Management and the sub-advisory agreements with respect to the Funds between NB Management and NB LLC and NB Management and LBAM. Accordingly, shareholders of each Fund are being asked to approve new management and sub-advisory agreements with NB Management, NB LLC and/or LBAM (or with each of their successors) (the “Advisers”) on the same terms and with the same compensation structure as are currently in effect. Your Fund’s Board of Trustees believes that approval of the new agreements is important to provide continuity of the advisory and sub-advisory services your Fund has received in the past.

     The Board of Trustees of your Fund has approved interim management and sub-advisory agreements with the Advisers in the event that the Proposed Acquisition closes and shareholders of a particular Fund have not yet approved new agreements for that Fund. If new agreements for a Fund are not approved within 150 days of the date on which the Proposed Acquisition closes, the Board of Trustees will take such action as it deems to be in the best interests of that Fund and its shareholders.

Q. What are the conditions to the consummation of the Proposed Acquisition?

A. The consummation of the Proposed Acquisition is subject to certain terms and conditions, including, among others: (1) certain Management Members each entering into a definitive employment agreement; (2) the transfer by LBHI of the Acquired Businesses in accordance with terms of the purchase agreement between LBHI and NBSH; and (3) the parties to the Proposed Acquisition obtaining certain regulatory approvals. If each of the terms and conditions is satisfied or waived, the parties to the Proposed Acquisition anticipate that the closing will take place during the first quarter of 2009.

Q. How will the Proposed Acquisition affect me as a Fund shareholder?

A. Your Fund and its investment objectives will not change as a result of the completion of the Proposed Acquisition, and you will still own the same shares in the same Fund. The new management and sub-advisory agreements are identical in all material respects to the corresponding existing agreements. The schedule of management fee rates that the Funds pay for investment management services will be the same upon completion of the Proposed Acquisition. In addition, neither LBHI nor NBSH contemplates instituting any fundamental changes to the manner in which NB Management, NB LLC and LBAM have historically operated their businesses with respect to providing advisory, sub-advisory and related ancillary services to the Trusts and the Funds. However, there can be no assurance that any key employee of any of NB Management, NB LLC or LBAM will choose to remain employed by the adviser or the sub-advisers (or their successors) before or after the completion of the Proposed Acquisition.

Q. Will your Fund’s name change?

A. The name of your Fund will not change as a result of the Proposed Acquisition unless it contains the name “Lehman Brothers.” The Board approved a name change for all Funds that contained the name “Lehman Brothers” to reflect the “Neuberger Berman” name instead. In addition, the Board of the Lehman Brothers Income Funds has approved changing the Trust’s name to Neuberger Berman Income Funds. This name change will be implemented after the closing of the Proposed Acquisition.

Q. Will the fees payable under the new agreements increase as a result of the Proposed Acquisition?

A. No. The Proposals to approve the new management and sub-advisory agreements do not seek any increase in the schedule of fee rates. In addition, all contractual arrangements in place as of December 17, 2008 whereby NB Management has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by NB Management (or its successor) upon completion of the Proposed Acquisition. For at least two years following the Proposed Acquisition, no voluntary arrangements either to limit the expenses of a Fund to a specified annual rate or to waive fees of a Fund will be changed by NB Management (or its successor) so as to increase the expenses a Fund would pay without the prior approval of the Board of Trustees of the Fund.

Q. How do the Trustees of my Fund recommend that I vote?

A. After careful consideration, the Trustees of your Fund recommend that you vote “FOR” the Proposals.

Q. Will my Fund pay for this proxy solicitation or for the costs of the Proposed Acquisition?

A. No. The Funds will not bear these costs. NB Management (or its successor) will bear all normal and customary fees and expenses in connection with the Proposed Acquisition (including, but not limited to, proxy and proxy solicitation costs, printing costs, Trustees’ fees relating to the special Board meetings and legal fees).

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: You may vote by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

By Telephone: You may vote by telephone by calling the number on your proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card(s).

Via the Internet: You may vote via the Internet by accessing the website address printed on the enclosed proxy card(s). To vote in this manner, you will need the “control” number that appears on your proxy card(s).

In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 800-877-9700.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call Broadridge Financial Solutions, Inc., our proxy solicitor, at 866-586-0636 (Monday through Friday, 9:30 a.m. to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. to 6:00 p.m. Eastern time) or call us at 800-877-9700 (Monday through Saturday, 8:00 a.m. to 6:00 p.m. Eastern time).

NEUBERGER BERMAN EQUITY FUNDS

     Neuberger Berman Century Fund
Neuberger Berman Climate Change Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Institutional Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Select Equities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

LEHMAN BROTHERS INCOME FUNDS

Neuberger Berman California Tax-Free Money Fund
Neuberger Berman Cash Reserves
Neuberger Berman Core Bond Fund
Neuberger Berman Government Money Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust
Neuberger Berman New York Municipal Money Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Tax-Free Money Fund

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS

Neuberger Berman Treasury Fund
Prime Portfolio

NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES

Neuberger Berman Institutional Cash Fund
Neuberger Berman Prime Money Fund

605 Third Avenue
New York, New York 10158-0180
800-877-9700

_________________________

JOINT PROXY STATEMENT
_________________________

For the Special Meeting of Shareholders
to be held on March 16, 2009

INTRODUCTION

     These proxy materials, which include a Notice of Special Meeting of Shareholders, a joint Proxy Statement, and one or more proxy cards, are being sent to the shareholders of each of the above-named series (each, a “Fund”) of Neuberger Berman Equity Funds (“Equity Funds”), Lehman Brothers Income Funds (“Income Funds”), Lehman Brothers Institutional Liquidity Funds (“LB Liquidity Funds”) and Neuberger Berman Institutional Liquidity Series (“NB Liquidity Series”) (each, a “Trust”) on behalf of the Trusts’ Board of Trustees (the “Board”) in connection with a special meeting of shareholders of each Fund to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 on March 16, 2009, at 2:00 p.m. Eastern time and any adjournments or postponements thereof (each, a “Meeting”).

Solicitation of Proxies

     The Trustees are soliciting votes from shareholders of each Fund with respect to the proposals described in this Proxy Statement (the “Proposals”). The approximate mailing date of this Proxy Statement is on or about February 9, 2009. If the accompanying proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. Executed proxy cards that are unmarked will be voted to approve each applicable Proposal.

     The following Proposals to approve (1) a new management agreement between each Trust, on behalf of each Fund, and a newly formed entity that will acquire all of the assets of Neuberger Berman Management LLC with respect to certain advisory services and related ancillary services (such new entity, “New NB Management”), (2) a new sub-advisory agreement, with respect to each applicable Fund, between New NB Management and Neuberger Berman, LLC (“NB LLC”) or a newly formed entity that will acquire substantially all of the assets of NB LLC (“New NB LLC”), (3) a new sub-advisory agreement, with respect to each applicable Fund, between New NB Management and Lehman Brothers Asset Management LLC (“LBAM”), and (4) the election of Trustees of each Trust will be considered and acted upon at the Meeting:

		Shareholders
Proposal		Entitled to Vote	Page
1.	All Funds (except Neuberger Berman California Tax-Free Money Fund, Neuberger Berman Global Real Estate Fund and Prime Portfolio): Approve a new Management Agreement between each Trust, on behalf of each Fund, and New NB Management, to become effective upon consummation of the Proposed Acquisition, as described below.	Shareholders of each Fund, voting separately by Fund.	10

2.	For the Funds that are series of Neuberger Berman Equity Funds (except Neuberger Berman Global Real Estate Fund): Approve a new Sub-Advisory Agreement, with respect to Neuberger Berman Equity Funds and its Funds, between New NB Management and NB LLC (or New NB LLC), to become effective upon consummation of the Proposed Acquisition, as described below.	Shareholders of each Fund, voting separately by Fund.	15

3.	For the Funds that are series of Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series (except Neuberger Berman California Tax-Free Money Fund and Prime Portfolio): Approve a new Sub-Advisory Agreement, with respect to Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds, Neuberger Berman Institutional Liquidity Series and their Funds, between New NB Management and LBAM, to become effective upon consummation of the Proposed Acquisition, as described below.	Shareholders of each Fund, voting separately by Fund.	16

4.	All Funds. Approve the election of Trustees to the Board of Trustees of each Trust.	Shareholders of each Fund, voting together.	26

5.	To transact such other business as may properly come before the Meeting.

     The Trustees have set the close of business on January 23, 2009 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to vote on the Proposals at the Meeting. Additional information regarding outstanding shares, voting your proxy card and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

Reports to Shareholders

     Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of their Fund’s reports should direct all written requests to the attention of the Fund, at the offices of Neuberger Berman Management LLC, 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or call toll-free 800-877-9700.

GENERAL OVERVIEW

Introduction

     Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement (the “Purchase Agreement”) to sell a controlling interest in your Fund’s investment adviser. Under the Purchase Agreement, LBHI would sell substantially all of the Neuberger Berman business (collectively, “Neuberger Berman”) and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to NBSH Acquisition, LLC (the “Proposed Acquisition”). At or prior to the closing, NBSH Acquisition, LLC (“NBSH”) will assign the Purchase Agreement to a newly formed entity, Neuberger Berman Group LLC (“NBG”), which will hold direct or indirect interests in the Acquired Businesses. Included in the Acquired Businesses are NB Management, NB LLC and LBAM, the adviser and sub-advisers to the Funds, respectively.

     As a preliminary step in the Proposed Acquisition, NB Management has organized a subsidiary named Neuberger Berman Investments LLC (“NB Investments”). Prior to the consummation of the Proposed Acquisition, substantially all of the assets and liabilities of NB Management with respect to the investment advisory and broker-dealer businesses and related activities will be transferred to NB Investments and NB Investments will then be renamed Neuberger Berman Management LLC, referred to herein as New NB Management. As a result of that transfer, New NB Management will be, with respect to certain advisory and broker-dealer services, a successor to NB Management and will assume responsibility under the management agreements between NB Management and each Trust on behalf of its Funds (each, a “Management Agreement”) and the sub-advisory agreements between NB Management and NB LLC and LBAM, as applicable, with respect to each Trust on behalf of its Funds (each, a “Sub-Advisory Agreement”). The transfer of assets to New NB Management is part of an internal reorganization of various operations of the Investment Management Division prior to the Proposed Acquisition that will not affect the manner in which the Funds are managed.

     In addition, as of the mailing of this Proxy Statement, the structure of the acquisition of NB LLC has not yet been determined. One alternative is for NBG to acquire the membership interests of NB LLC. The other is for a newly formed subsidiary of NB LLC, referred to herein as New NB LLC, to receive substantially all of the assets and liabilities of NB LLC at or prior to the consummation of the Proposed Acquisition. Should that transfer occur, New NB LLC would become a successor to NB LLC with respect to sub-advisory services and related ancillary services and succeed to NB LLC’s respective investment advisory and broker-dealer registrations. The proposed transfer of assets to New NB LLC is also part of an internal reorganization of various operations of the Investment Management Division prior to the Proposed Acquisition that will not affect the manner in which the Funds are managed.

     In order to effect the purchase of certain assets of Neuberger Berman Holdings LLC (“NB Holdings”) and LBAM, NBG is also expected to organize two subsidiaries (expected be named Neuberger Berman Holdings LLC (“New NB Holdings”) and Neuberger Berman Fixed Income Holdings LLC (“Fixed Income Holdings”)). Although no successor entities are being created in connection with the purchase of LBAM (collectively, with NB Management, New NB Management and NB LLC (or New NB LLC), the “Advisers”), at the consummation of the Proposed Acquisition, New NB Holdings will be the parent of New NB Management and NB LLC (or New NB LLC) and Fixed Income Holdings will be the parent of LBAM (expected to be renamed Neuberger Berman Fixed Income LLC or some other name not containing “Lehman Brothers”). At the consummation of the Proposed Acquisition, New NB Holdings will acquire the membership interests of NB Management and NB LLC (or New NB LLC) and Fixed Income Holdings will acquire the membership interests of LBAM. The transfer to New NB Holdings and Fixed Income Holdings of the membership interests of the adviser or the sub-advisers could be deemed to result in an “assignment” of the Management Agreement and the Sub-Advisory Agreements.

     The acquisition of assets by each of the two successor Neuberger Berman advisers of, as opposed to a transfer of equity interests in, each of the two respective predecessor Neuberger Berman advisers, would enable the newly formed entities to begin operations as stronger companies as certain liabilities that might attach to the predecessors will not be automatically assumed by the newly formed advisers. Nevertheless, the two successor Neuberger Berman advisers will assume any and all liabilities associated with the two predecessor Neuberger Berman advisers’ provision of services to the Funds, including advisory, administrative and distribution services.

     The consummation of the Proposed Acquisition would terminate the Management Agreements and the Sub-Advisory Agreements. Accordingly, shareholders of each Fund are being asked to approve new management and sub-advisory agreements with the Advisers on the same terms and with the same compensation structure as are currently in effect.

     LBHI is a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and, as such, the Proposed Acquisition was subject to the approval of the court in the LBHI bankruptcy case. On October 22, 2008, the bankruptcy court approved procedures for a public auction process for the Acquired Businesses. On December 3, 2008, NBSH was selected as the successful bidder in the public auction for the Acquired Businesses. On December 22, 2008, the bankruptcy court approved of the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

     In addition, shareholders of each Fund are being asked to approve the election of Trustees to the Board of Trustees of each Trust. The Trustees serve as representatives of shareholders. In this capacity, they are fiduciaries and have an obligation to serve in the best interests of the shareholders. Trustees review Fund performance, oversee

Fund activities and review contractual arrangements with service providers that provide services to the Funds, including the Advisers. With the exception of Mr. Joseph V. Amato, each of the nominees currently serves as a Trustee of each Trust.

NBSH

     NBSH was organized by key members of Neuberger Berman’s senior management, for the purpose of facilitating the acquisition of the Acquired Businesses. At or prior to the closing of the Proposed Acquisition, NBSH will assign the Purchase Agreement to NBG.

NBG

     NBG will own, directly or indirectly, all of the Acquired Businesses. From and after the closing, NBG will be owned by LBHI, certain affiliates of LBHI and, directly or indirectly, by portfolio managers, the management team and certain key members and senior professionals of the former Investment Management Division (“Management Members”).

     As of the mailing of this Proxy Statement, the structure by which Management Members will hold their interests in NBG has not been finalized. The Management Members will hold their interests in NBG through NBSH, or one or more other entities that may be created for tax or other purposes. Interests in NBG held directly or indirectly by Management Members will be subject to time vesting, which will be contingent upon the Management Member’s continued employment by NBG or its subsidiaries. Holders of unvested interests will not be entitled to any voting, distribution or other rights on their unvested units, other than the right to appoint members of NBG’s board of directors through their direct or indirect ownership of NBG interests. Management Members may enter into shareholder agreements that could affect their voting rights or other matters.

     49% of the common units of NBG will be classified as Class A units and will be issued to LBHI and its subsidiaries. (Under NBG’s organizational document, LBHI will have an irrevocable proxy to vote all Class A units held by LBHI subsidiaries.) 51% of the common units of NBG will be classified as Class B units and will be issued, or reserved for issuance, (directly or indirectly) to Management Members. In addition, 93% of the preferred units will be issued to LBHI and its subsidiaries, and 7% of the preferred units will be issued, or reserved for issuance, (directly or indirectly) to Management Members. The aggregate liquidation preference of all preferred units issued will be $875,000,000 and the preferred units will pay a preferred return on this liquidation preference, in cash, at rates specified in NBG’s organizational document.

     Prior to the closing of the Proposed Acquisition, management of NBG will be vested in its managing member. Immediately after the closing of the Proposed Acquisition, a seven member board of directors will be constituted for NBG. NBG’s Chief Executive Officer will become a member of NBG’s board. Holders of Class B units will be entitled to appoint four additional members of NBG’s board, at least one of whom will be a portfolio manager and at least two of whom must be independent of management within the meaning of the New York Stock Exchange’s listing requirements and Rule 10A-3 of the Securities Exchange Act of 1934, regardless of whether NBG is subject to such rules at the time of appointment. Holders of Class A units will be entitled to appoint two members of NBG’s board. Other than with respect to the appointment of directors to NBG’s board, each Class A unit and vested Class B unit will have one vote in matters requiring a vote of NBG’s common unitholders.

     Although NBG’s preferred units will have no voting rights, holders of preferred units and Class A units will have the right to veto certain actions that could materially affect the financial soundness or capital structure of NBG. In addition, holders of preferred units will have the right to remove the chief executive officer of NBG and take certain other actions if dividends are not paid in cash over specified periods of time. There are restrictions on the resale of common and preferred units. In the event that assets of LBHI, as a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, are distributed to its creditors, preferred units and Class A units of NBG may be distributed or sold to LBHI’s creditors or other parties.

     Following the consummation of the Proposed Acquisition, NBG, through its subsidiaries, will offer a broad suite of investment management products, including equities, fixed income and alternative investment products, through the high net worth, institutional and retail channels.

Conditions to Closing of the Proposed Acquisition

     The consummation of the Proposed Acquisition is subject to certain terms and conditions, including, among others: (1) certain Management Members each entering into a definitive employment agreement with NBG or a subsidiary; (2) the transfer by LBHI to NBG of the Acquired Businesses, whether through the transfer of equity interests in, or the assets of, the existing LBHI subsidiaries through which the Acquired Businesses are operated, in accordance with terms of the purchase agreement between LBHI and NBSH; and (3) the parties to the Proposed Acquisition obtaining certain regulatory approvals. If each of the terms and conditions is satisfied or waived, the parties to the Proposed Acquisition anticipate that the closing will take place during the first quarter of 2009.

     Neither LBHI nor NBSH (including its successor or assign) contemplate instituting any fundamental changes to the manner in which NB Management, NB LLC and LBAM have historically operated their businesses with respect to providing advisory, sub-advisory and related ancillary services to the Trusts and the Funds. LBHI and NBSH (including its successor or assign) desire to retain the adviser’s and sub-advisers’ portfolio managers and key members of the management teams. In this regard, NBG has proposed retention agreements to certain key personnel of the adviser and the sub-advisers and it is a condition to LBHI’s obligation to close the Proposed Acquisition that certain Management Members each enter into an employment agreement with NBG or a subsidiary. George Walker, who will be the chief executive officer of NBG, and Joseph V. Amato, chief executive officer of NB LLC, will continue to lead the Advisers.

     In addition to the Management Agreements and Sub-Advisory Agreements, the Trusts’ administration and distribution agreements with NB Management will also terminate automatically upon consummation of the Proposed Acquisition. The Board has approved new administration and distribution agreements with New NB Management (or an alternative NBG subsidiary with respect to the distribution agreements), which administration and distribution agreements are identical in form to the existing agreements. Shortly before the closing of the Proposed Acquisition, it is anticipated that the investment advisory, broker-dealer and related activities of NB Management will be transferred to its subsidiary, New NB Management. New NB Management will assume all of the obligations of NB Management and will provide the same investment advisory and management services to the Funds as had been provided prior to the transfer using the same portfolio personnel.

     As further discussed below, NBSH (on its behalf and on behalf of its successor or assign)has agreed that, for a minimum of two years subsequent to the consummation of the Proposed Acquisition, it will use reasonable best efforts to cause the Advisers to refrain from imposing, or agreeing to impose, any “unfair burden,” as defined in Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), on the Trusts, which includes refraining from proposing any increase in the fees paid by the Trusts to the Advisers. All contractual arrangements in place as of December 17, 2008 whereby NB Management has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition. For at least two years following the Proposed Acquisition, no voluntary arrangements either to limit the expenses of a Fund to a specified annual rate or to waive fees of a Fund will be changed by New NB Management so as to increase the expenses a Fund would pay without the prior approval of the Board.

     Support services that were provided to the adviser and the sub-advisers by LBHI-related businesses that are not included with the Acquired Businesses are expected to either be provided to the Advisers by LBHI, NBG or their respective subsidiaries, contracted to third parties or continued for certain periods under the terms of a Transition Services Agreement between LBHI and Barclays Capital, which has purchased certain assets of LBHI.

Benefits of the Proposed Acquisition

     The Proposed Acquisition will enable the Management Members to own a majority of the “new” Neuberger Berman business and continue to function and operate much as Neuberger Berman does today. Management Members will be able to exercise control over the investment and operational decisions as well as decisions relating to the future growth of the Acquired Businesses. Functional and operational continuity should enable the Acquired Businesses to continue to focus on their investment advisory and portfolio management responsibilities without the distractions or constraints of having new owners unfamiliar with the functions and operations of Neuberger Berman.

Proxy Solicitation and Related Costs

     NB Management (or its successor) will bear all normal and customary fees and expenses in connection with the Proposed Acquisition (including, but not limited to, proxy and proxy solicitation costs, printing costs, Trustees’ fees relating to special Board meetings and legal fees).

Information Concerning the Investment Adviser and Sub-Advisers

      NB Management, 605 Third Avenue, New York, New York 10158, is currently a wholly owned subsidiary of Neuberger Berman Holdings LLC (“NB Holdings”). As of the closing of the Proposed Acquisition, NBG will have a direct or indirect controlling interest in New NB Management, which will be located at the current address of NB Management. NB Management currently provides investment advisory services to the Funds and is an SEC-registered limited purpose broker-dealer that distributes shares of the Funds. Prior to the closing of the Proposed Acquisition, New NB Management will assume these responsibilities and NB Management’s SEC-registered limited purpose broker-dealer license and its SEC investment adviser registration.

     NB LLC, 605 Third Avenue, New York, New York 10158, is currently a wholly owned subsidiary of NB Holdings. As of the closing of the Proposed Acquisition, NBG will have a direct or indirect controlling interest in NB LLC (or New NB LLC) through New NB Holdings. NB LLC is a SEC-registered investment adviser that provides sub-advisory services to the Funds that are series of the Equity Funds and to other registered investment companies, as well as to high-net-worth individuals, unregistered investment companies, corporations, and institutional investors. NB LLC is also an SEC-registered broker-dealer. If formed, New NB LLC will assume these responsibilities and NB LLC’s SEC-registered broker-dealer license and its SEC investment adviser registration.

     LBAM, 200 South Wacker Drive, Suite 2100, Chicago, Illinois 60601 is currently a wholly owned subsidiary of LBHI. As of the closing of the Proposed Acquisition, NBG will have an indirect controlling interest in LBAM, through Fixed Income Holdings. LBAM is an SEC-registered investment adviser that provides sub-advisory services to the Funds that are series of the Income Funds, LB Liquidity Funds and NB Liquidity Series and to other registered investment companies, as well as to high-net-worth individuals, unregistered investment companies, corporations, and institutional investors.

     NB Holdings, 605 Third Avenue, 2nd Floor, New York, New York 10158, is currently a wholly owned subsidiary of LBHI and the parent and 100% owner of NB Management and NB LLC. At the closing of the Proposed Acquisition, NB Holdings will sell all or substantially all of its assets, including all of the outstanding equity interests in NB LLC, to New NB Holdings. For 69 years, NB Holdings and its subsidiaries and predecessors have provided clients with a broad range of investment products, services and strategies for individuals, families, and taxable and non-taxable institutions. From and after the closing of the Proposed Acquisition, substantially all of these businesses will be carried out by New NB Holdings and its subsidiaries.

     As discussed above, NBSH, 605 Third Avenue, 2nd Floor, New York, New York 10158, is a newly formed entity organized by key members of Neuberger Berman’s senior management for the purpose of acquiring the Acquired Businesses. At or prior to the closing of the Proposed Acquisition, NBSH will assign the Purchase Agreement to NBG. NBG will directly or indirectly own New NB Management, NB LLC (or New NB LLC) and LBAM. Upon the closing of the Proposed Acquisition, NBG’s ownership will be divided between LBHI, certain affiliates of LBHI and, directly or indirectly, the Management Members. The Management Members will own a majority interest in NBG and indirectly control New NB Management, NB LLC (or New NB LLC) and LBAM. Substantially all of the interests and assets of certain other affiliated entities of NB Holdings are also being purchased by NBG as part of the Proposed Acquisition.

     LBHI, a global investment bank, is currently the parent of LBAM and NB Holdings, which is in turn the parent of NB Management and NB LLC. Founded in 1850, LBHI historically had, until recently, maintained leadership positions in equity and fixed-income sales, trading and research, investment banking, private equity, and private client services. LBHI’s address is 745 Seventh Avenue, New York, New York 10019. Commencing on September 15, 2008, LBHI and certain of its affiliates filed voluntary petitions for bankruptcy protection under chapter 11 of the US Bankruptcy Code. NB Holdings, NB Management, NB LLC and LBAM are separate legal entities and were not included in LBHI’s bankruptcy filing. Copies of documentation relating to the LBHI bankruptcy cases, including the Proposed Acquisition, are available on the internet at http://chapter11.epiqsystems.com/lehman or upon request at 866-841-7867.

     Exhibit A to this Proxy Statement provides information regarding the principal executive officers and directors of NB Management, NB LLC and LBAM. These principal executive officers and directors are anticipated to have the same positions with New NB Management, NB LLC (or New NB LLC) and LBAM.

New Management and Sub-Advisory Agreements

     NB Management serves as adviser to each Fund, NB LLC serves as sub-adviser to the Equity Funds and LBAM serves as sub-adviser to the Income Funds, LB Liquidity Funds and NB Liquidity Series. The Proposed Acquisition has been deemed to result in an “assignment” of each Fund’s existing Management Agreement and Sub-

Advisory Agreement (the “Existing Agreements”) under the 1940 Act. As required by the 1940 Act, each Fund’s Existing Agreements provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Proposed Acquisition. Accordingly, shareholders of each Fund are being asked to approve a new Management Agreement (collectively, the “New Management Agreements”) and a new Sub-Advisory Agreement (collectively, the “New Sub-Advisory Agreements,” and, together with the New Management Agreements, the “New Agreements”) with the Advisers that are identical in all material respects to the Existing Agreements in order to permit the adviser or the sub-advisers to provide or continue to perform the advisory and sub-advisory services on the same terms and with the same compensation structure as are currently in effect. For each Fund, the Proposal to approve a New Sub-Advisory Agreement is subject to the approval of the Proposal to approve the applicable New Management Agreement.

     If the shareholders of a Fund do not approve the New Agreements before the Proposed Acquisition is completed, the Board has approved New NB Management’s provision of advisory services, and NB LLC’s (or New NB LLC’s) and LBAM’s provision of sub-advisory services, under interim management and sub-advisory agreements (together, “Interim Agreements”) pending approval of the New Agreements by shareholders of such Fund. Compensation earned by the Advisers under the Interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Agreements. If shareholders approve the New Agreements within 150 days from the termination of the Existing Agreements, the amount held in the escrow account, including interest, will be paid to the Advisers, as appropriate. If shareholders of the applicable Funds do not approve the New Agreements, the Advisers will be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned. If at the end of 150 days following termination of a Fund’s Existing Agreements the applicable Fund’s shareholders still have not approved the New Agreements, the applicable Trustees would take such actions as they deem to be in the best interests of the Funds and their shareholders, which may include negotiating a new management agreement and/or applicable new sub-advisory agreement with an advisory organization selected by the Trustees or making other arrangements.

PROPOSAL 1:      APPROVAL OF THE NEW MANAGEMENT AGREEMENTS

     Shareholders of each Fund (except Neuberger Berman California Tax-Free Money Fund, Neuberger Berman Global Real Estate Fund and Prime Portfolio) are being asked to approve a New Management Agreement between the relevant Trust, on behalf of such Fund, and New NB Management, whereby New NB Management will provide all advisory services that NB Management currently provides pursuant to the Fund’s existing Management Agreement. As described above, each Trust’s existing Management Agreement will terminate upon consummation of the Proposed Acquisition. Therefore, approval of the New Management Agreements is sought so that the management of each Fund can continue without interruption following the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the existing Management Agreement will continue in effect.

Board Approval and Recommendation

     The Trustees who were all present in person at a meeting held on December 17, 2008, including the Trustees who are not “interested persons” of each Trust or of NB Management (as defined in the 1940 Act) (“Independent Trustees”), unanimously approved the New Management Agreement for each applicable Fund and unanimously recommended that shareholders approve the New Management Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Evaluation by the Funds’ Board of Trustees.”

Terms of the Existing and New Management Agreements

     The form of the New Management Agreement is attached as Exhibit B to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit B. Exhibit B-1 shows the date of each existing Management Agreement, the date when the existing Management Agreement was last approved by the Trustees of the Trust with respect to each Fund, and the date when the existing Management Agreement was last submitted to a vote of shareholders of each Fund, including the purpose of such submission.

     The terms of each New Management Agreement are identical to those of the respective existing Management Agreement, except for dates of execution and termination and the identity of the adviser. The schedule of management fee rates under each New Management Agreement are identical to the schedule of management fee rates under the respective existing Management Agreement. All contractual arrangements in place as of December 17, 2008 whereby NB Management has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition. For at least two years following the Proposed Acquisition, no voluntary arrangements either to limit the expenses of a Fund to a specified annual rate or to waive fees of a Fund will be changed by New NB Management so as to increase the expenses a Fund would pay without the prior approval of the Board. NB Management has advised the Board that it does not anticipate that the Proposed Acquisition will result in any reduction in the quality of advisory services now provided to the Funds by NB Management or have any adverse effect on the ability of NB Management or New NB Management to fulfill its obligations to the Funds.

     The following discussion applies to both the existing Management Agreement and the New Management Agreement for each Fund. Accordingly, all references in this section to the Management Agreements and NB Management equally apply to the New Management Agreements and New NB Management, respectively.

     Investment Management Services. NB Management currently serves as the investment adviser to each Fund pursuant to the Management Agreements with each Trust on behalf of each Fund. In relation to providing investment advisory and portfolio management services, the Management Agreements provide that NB Management will (1) obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, (2) formulate a continuing program for the investment of each Fund’s assets consistent with its investment objectives, policies and restrictions, and (3) determine from time to time securities to be purchased, sold, retained or lent by the Funds and implement those decisions, including the selection of entities through which such transactions are to be effected. The Management Agreements permit NB Management to effect securities transactions on behalf of the Funds through associated persons of NB Management after completion of the Proposed Acquisition. The Management Agreements also specifically permit NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds, subject to obtaining best execution. Exhibit C to this Proxy Statement sets forth information regarding commissions paid by the Funds to affiliated brokers during the most recent fiscal year.

     Administrative Services. Pursuant to the Management Agreements, NB Management provides to each Fund, without separate cost, office space, equipment and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management also (i) assists each Fund in selecting and coordinating the activities of other agents, including the Funds’ custodian, independent auditors and legal counsel; (ii) authorizes and permits its directors, officers and employees who may be elected or appointed to serve as such to the Funds or Trusts; (iii) assures that all books and records are maintained in accordance with applicable laws and regulations; and (iv) assists in the preparation of periodic reports and filings required by federal and state securities and tax laws.

     Expenses. NB Management pays all salaries, expenses, and fees of the officers, Trustees, and employees of the Trusts who are officers, directors, or employees of NB Management. Each Fund bears the expenses of its operation including the costs associated with: custody, shareholder servicing, shareholder reports, pricing and portfolio valuation, communications, legal and accounting fees, Trustees’ fees and expenses, shareholder meetings, bonding and insurance, brokerage commissions, taxes, trade association fees, nonrecurring and extraordinary expenses, and organizational expenses.

     Advisory Fee. Each Fund pays NB Management an advisory fee based on the Fund’s average daily net assets. Exhibits D-1 and D-2 to this Proxy Statement set forth the rate of compensation and aggregate amount of advisory fees paid by each Fund during the last fiscal year as well as the amount of administration and distribution fees paid to NB Management pursuant to administration and distribution agreements with the Funds. The Trustees of each Trust have voted to approve new administration and distribution agreements, identical in all material respects to the current agreements described below, to take effect following the completion of the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the current administration and distribution agreements will remain in effect for each Fund.

     Pursuant to an administration agreement with each Fund, NB Management provides certain shareholder-related services not furnished by the Funds’ shareholder servicing agent or third party investment providers and assists in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management solicits and gathers shareholder proxies, performs services connected with the qualification of Fund shares for sale in various states, and furnishes other services necessary to the operation of the Funds. Upon consummation of the Proposed Acquisition, New NB Management or another NBG subsidiary will provide the same services as NB Management under a substantially similar administration agreement.

     Pursuant to a distribution agreement with each Fund, NB Management serves as “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of Fund shares. For certain classes of shares, NB Management bears all advertising and promotion expenses incurred in the sale of Fund shares. Certain other classes compensate NB Management for activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Upon consummation of the Proposed Acquisition, New NB Management or another NBG subsidiary will provide the same services as NB Management under an identical distribution agreement, except for the name of the entity providing the services.

     NB Management has entered into contractual undertakings to forgo current payment of fees and/or reimburse annual operating expenses of certain Classes of certain Funds so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) do not exceed a certain percentage of its average daily net assets (the “Expense Limitation”). Each such Fund has agreed to repay NB Management out of assets attributable to its respective Class for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense. NB Management has also entered into voluntary arrangements to waive certain expenses of a Fund and/or limit a Fund’s total annual operating expenses to a certain percentage of its average daily net assets. All contractual arrangements in place as of December 17, 2008 whereby NB Management has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition. For at least two years following the Proposed Acquisition, no voluntary arrangements either to limit the expenses of a Fund to a specified annual rate or to waive fees of a Fund will be changed by New

NB Management so as to increase the expenses a Fund would pay without the prior approval of the Board. Exhibit E to this Proxy Statement sets out the terms of the current contractual and voluntary arrangements.

     Retention of Sub-Adviser. The provision relating to the sub-advisory services varies between the Management Agreement for the Funds of the Equity Funds and for certain Funds of the Income Funds and Funds of LB Liquidity Funds and NB Liquidity Series. As noted in Exhibit B, each Management Agreement for the Funds of the Equity Funds and for certain Funds of the Income Funds provides that, subject to NB Management obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, NB Management may retain a sub-adviser, at NB Management’s own cost and expense, to make investment recommendations and research information available to NB Management. As also noted in Exhibit B, the Management Agreement for certain other Funds of the Income Funds and Funds of LB Liquidity Funds and NB Liquidity Series provides that NB Management may enter into an agreement with a sub-adviser, in which NB Management, at its own cost, and expense, delegates to the sub-adviser all of the investment management duties specified in the Management Agreement, provided that NB Management agrees to be bound by all the duties and conditions to which NB Management is subject in the Management Agreement and provided further that the sub-advisory agreement meets all of the requirements of the 1940 Act and the rules thereunder.

     However, both Management Agreements provide that the retention of a sub-adviser in no way reduces the responsibilities of NB Management under the Management Agreements and NB Management is responsible to the Trust and each Fund for all acts and omissions of the sub-adviser to the same extent that NB Management is responsible for its own acts and omissions. See “Limitation of Liability,” below.

     Services to Other Clients. The Management Agreements do not limit the freedom of NB Management or any of its affiliates to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. NB Management acts as investment adviser or sub-adviser to other registered investment companies with similar investment objectives and policies as certain of the Funds. Exhibit F to this Proxy Statement sets forth the name, asset size and the rate of compensation received by NB Management for providing advisory or sub-advisory services to these other funds.

     Limitation of Liability. Neither NB Management nor any director, officer or employee of NB Management performing services pursuant to the Management Agreements shall be liable for any error of judgment or mistake of law or any loss unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Management Agreements.

     Term of Agreement. Each existing Management Agreement provides that it will remain in effect until October 31, 2009. Each New Management Agreement will provide that it will remain in effect for an initial term of two years. Each Management Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Board of Trustees of each Fund, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees.

     Amendment or Assignment. Any amendment must be in writing signed by the parties to the Agreement and is not effective unless authorized for each Fund (i) by resolution of the Trustees, including the vote or written consent of a majority of the Independent Trustees, and (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreements provide that they will terminate automatically and immediately in the event of an assignment (as defined in the 1940 Act).

     Termination. The Management Agreements may be terminated, without penalty, at any time by either party to the Agreement upon sixty days’ prior written notice to the other party; provided that in the case of termination by any one Fund, the termination has been authorized (i) by resolution of the Trustees, including the vote or written consent of a majority of the Independent Trustees, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Differences between the Existing and New Management Agreements

     The only terms of the New Management Agreements that will be different from the terms of the existing Management Agreements are the dates of execution and termination, as well as the entity providing the services.

THE TRUSTEES OF THE TRUSTS RECOMMEND THAT
SHAREHOLDERS OF EACH APPLICABLE FUND VOTE
“FOR” PROPOSAL 1.

PROPOSAL 2:	NEUBERGER BERMAN EQUITY FUNDS - APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN NEW NB MANAGEMENT AND NB LLC (OR NEW NB LLC)

     Shareholders of each Fund of the Equity Funds (except Neuberger Berman Global Real Estate Fund) are being asked to approve a New Sub-Advisory Agreement with respect to their Fund between New NB Management and NB LLC (or New NB LLC). As described above, each existing Sub-Advisory Agreement will automatically terminate upon consummation of the Proposed Acquisition. Therefore, approval of the New Sub-Advisory Agreements is sought so that the management of each Fund can continue without interruption following the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the existing Sub-Advisory Agreements will continue in effect. A discussion of the Board’s approval and recommendations and the terms of the existing and new sub-advisory agreements in connection with Proposal 2 is set out below.

PROPOSAL 3:	LEHMAN BROTHERS INCOME FUNDS, LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS AND NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES - APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN NEW NB MANAGEMENT AND LBAM

     Shareholders of each Fund of the Income Funds, LB Liquidity Funds and NB Liquidity Series (except Neuberger Berman California Tax-Free Money Fund and Prime Portfolio) are being asked to approve a New Sub-Advisory Agreement, with respect to their Fund, between New NB Management and LBAM. As described above, each existing Sub-Advisory Agreement will automatically terminate upon consummation of the Proposed Acquisition. Therefore, approval of the New Sub-Advisory Agreements is sought so that the management of each Fund can continue without interruption following the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the existing Sub-Advisory Agreements will continue in effect. LBAM currently provides services to certain Funds pursuant to a Sub-Advisory Agreement dated November 3, 2003 and an Assignment and Assumption Agreement, dated February 28, 2007. Shareholders of these Funds are solely being asked to approve a New Sub-Advisory Agreement and not a new Assignment and Assumption Agreement. A discussion of each Fund’s Board of Trustees’ approval and recommendations and the terms of the existing and new sub-advisory agreements in connection with Proposal 3 is set out below.

Board Approvals and Recommendations in Connection with Proposals 2 and 3

     The Trustees who were all present in person at a meeting held on December 17, 2008, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for each applicable Fund and unanimously recommended that shareholders approve the New Sub-Advisory Agreement for each Fund. A summary of the Trustees’ considerations is provided below in the section entitled “Evaluation by the Trustees.”

Terms of the Existing and New Sub-Advisory Agreements in Connection with Proposals 2 and 3

     The forms of the New Sub-Advisory Agreements (including the names of the Funds to which they apply) are attached as Exhibit G to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit G. Exhibit G-1 shows the date of each existing Sub-Advisory Agreement, the date when the existing Sub-Advisory Agreement was last approved by the Trustees with respect to each Fund, and the date when the existing Sub-Advisory Agreement was last submitted to a vote of shareholders of each Fund, including the purpose of such submission.

     The terms of each New Sub-Advisory Agreement are identical to those of the respective existing Sub-Advisory Agreement, except for the dates of execution and termination. The Funds do not pay any fees under either Sub-Advisory Agreement. All payments to NB LLC or LBAM, as applicable, pursuant to a Sub-Advisory

Agreement with respect to any Fund are made by NB Management. However, the bases for fees to be paid by NB Management under each New Sub-Advisory Agreement are identical to the bases for fees under the respective existing Sub-Advisory Agreement. NB Management, NB LLC and LBAM have advised the Board of Trustees that they do not anticipate that the Proposed Acquisition will result in any reduction in the quality of sub-advisory services now provided to the Funds or have any adverse effect on the ability of NB LLC (or New NB LLC) and LBAM to fulfill its obligations under the New Sub-Advisory Agreements.

     The following discussion applies to both the existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for each Fund. Accordingly, all references in this section to the Sub-Advisory Agreements and NB LLC equally apply to the New Sub-Advisory Agreements and New NB LLC, respectively.

     Sub-Advisory Services. NB Management, on behalf of each of the Equity Funds and its Funds, or the Income Funds, LB Liquidity Funds, NB Liquidity Series and their Funds, as applicable, retains NB LLC or LBAM, as applicable, to serve as the sub-adviser to the applicable Funds in the Trusts. Two separate sub-advisory agreements exist in connection with the sub-advisory services provided by LBAM. First, each of NB LLC and LBAM provides identical services to NB Management for the Funds of the Equity Funds and to Neuberger Berman Cash Reserves, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman Municipal Securities Trust, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund, each a series of the Income Funds. These Sub-Advisory Agreements provide that NB LLC or LBAM, as applicable, will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that NB LLC or LBAM, from time to time, provides to its employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of NB LLC and LBAM. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Chief Investment Officers of each sub-adviser, who are also available for consultation with NB Management.

     Second, the Sub-Advisory Agreement for Neuberger Berman Core Bond Fund, Neuberger Berman Government Money Fund, Neuberger Berman New York Municipal Money Fund and Neuberger Berman Tax-Free Money Fund, each a series of the Income Funds, and each series of LB Liquidity Funds and NB Liquidity Series, requires LBAM to provide day-to-day portfolio management services. That is, LBAM will (1) obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, (2) formulate a continuing program for the investment of each Fund’s assets consistent with its investment objectives, policies and restrictions, and (3) determine from time to time securities to be purchased, sold, retained or lent by the Funds and implement those decisions, including the selection of entities through which such transactions are to be effected. In addition, this Sub-Advisory Agreement also provides that LBAM will assure that all books and records will be maintained in accordance with applicable laws and regulations and assist in the preparation of periodic reports and filings required by federal and state securities laws and tax laws. Last, this Sub-Advisory Agreement does not specifically limit the freedom of LBAM or any affiliates to render investment management to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

     Sub-Advisory Fee. The Sub-Advisory Agreements under which NB LLC and LBAM furnish investment recommendations and research provide that NB Management will pay for the services rendered based on the direct and indirect costs to NB LLC or LBAM, as the case may be, in connection with those services. The Sub-Advisory Agreement under which LBAM provides day-to-day portfolio management services provides that NB Management will pay LBAM an advisory fee based on the Fund’s average daily net assets. Exhibit H to this Proxy Statement sets forth the rate of compensation and the aggregate amount of sub-advisory fees paid by NB Management with respect to each applicable Fund during its last fiscal year. NB LLC and LBAM also serve as sub-advisers for other registered investment companies advised by NB Management. Exhibit I to this Proxy Statement sets forth the name, asset size and the rate of compensation received by NB LLC and LBAM for providing sub-advisory services to these other funds.

     Limitation of Liability. Neither NB LLC nor LBAM is liable for any act or omission or any loss suffered by any Fund or any Fund’s shareholders under the Sub-Advisory Agreements unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Sub-Advisory Agreements.

     Term of Agreement. Each existing Sub-Advisory Agreement provides that it will remain in effect until October 31, 2009. Each New Sub-Advisory Agreement will provide that it will remain in effect for an initial term of two years. Each Sub-Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Trustees, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees.

     Termination. The Sub-Advisory Agreements may be terminated, without penalty, at any time by the Trust, NB Management, or NB LLC or LBAM, as applicable, upon sixty days’ prior written notice to the other parties; provided that in the case of termination by any Trust or Fund, the termination has been authorized (i) by resolution of the Trustees, including the vote or written consent of a majority of the Independent Trustees, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Furthermore, the Sub-Advisory

Agreements also terminate automatically with respect to each Fund in the event of an assignment (as defined in the 1940 Act) or if the Management Agreement terminates with respect to that Fund.

Differences between the Existing and New Sub-Advisory Agreements

     The only terms of each New Sub-Advisory Agreement that will be different from the terms of the corresponding existing Sub-Advisory Agreement are the dates of execution and termination.

THE TRUSTEES OF THE APPLICABLE TRUSTS RECOMMEND
THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE “FOR”
PROPOSAL 2 OR PROPOSAL 3.

EVALUATION BY THE FUNDS’ BOARD OF TRUSTEES

Board Meetings and Consideration of the New Agreements

     The Trustees of each Trust discussed the Proposed Acquisition on December 17, 2008. Prior to submitting its bid to public auction, NB Management met telephonically with the Independent Trustees to brief them on the Proposed Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Trustees again met telephonically with NB Management to obtain additional information about the Proposed Acquisition. The Independent Trustees, with the assistance of independent counsel, prepared due diligence requests that were presented to NB Management and appointed a Task Force of Independent Trustees to lead the due diligence effort (the “Task Force”).

     NB Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Trustees, the Task Force submitted clarifying questions. The Independent Trustees met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Trustees were advised by experienced 1940 Act counsel that is independent of NB Management and NBSH. In addition, the Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

     Consideration of the New Agreements followed shortly on the heels of the Independent Trustees’ annual consideration of whether to renew the Existing Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Trustees, following an extensive review of materials submitted by NB Management and a report from an independent data service, unanimously determined that the Existing Agreements were fair and reasonable and that their renewal would be in the best interests of each Fund and its shareholders. Accordingly, in considering the New Agreements, the

Independent Trustees took into account the fact that the terms of the New Agreements would be identical to those of the Existing Agreements in every respect except the term and termination date and potentially the name of the investment adviser. The Board considerations in connection with the New Agreements and the Existing Agreements also entered into the decision by the Board to approve the Interim Agreements, which would take effect if the shareholders of a Fund do not approve the New Agreements before the Proposed Acquisition is completed. The Independent Trustees’ consideration of the Existing Agreements is described below.

     In evaluating the proposed New Agreements, the Independent Trustees considered that they have generally been satisfied with the nature and quality of the services provided to the Funds by NB Management, NB LLC and LBAM, including investment advisory, administrative and support services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Trustees considered very carefully the intentions of NBSH (including its successor or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time the Board considered the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Trustees were advised that senior members of management, including the Fund Trustee and the nominee for Fund Trustee who are employed by the Advisers, would receive equity interests in NBSH. Because of these interests as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Proposed Acquisition and in shareholder approval of the New Agreements. In considering the New Agreements, the Trustees were aware of these interests.

     The Independent Trustees inquired whether NBSH (or its successor or assign) had specific plans for the future structure of the Funds, whether they plan to propose to eliminate any Funds, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of any of the Funds.

     The Independent Trustees inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successor or assign).

     The Independent Trustees considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the New Agreements: (1) the nature, extent, and quality of the services provided by NB Management, NB LLC and LBAM; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by NB Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Independent Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

     In unanimously approving and recommending the New Agreements, the Independent Trustees concluded that the terms of each New Agreement are fair and reasonable and that approval of the New Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Independent Trustees considered the following factors, among others:

(1)	that the terms of the New Agreements are identical in all material respects to those of the Existing Agreements;

(2)	that the Advisers will maintain operational autonomy and continuity of management following the Proposed Acquisition;

(3)	the favorable history, reputation, qualification, and background of NB Management, NB LLC and LBAM, as well as the qualifications of their personnel and each entity’s respective financial condition;

(4)	the commitment of NBSH (or its successor or assign) to retain key personnel currently employed by NB Management, NB LLC and LBAM who currently provide services to the Funds;

(5)	the commitment of NBSH (or its successor or assign) to maintaining the current level and quality of Fund services;

(6)	the proposed division of equity in NBSH (or its successor or assign) among Management Members and other key personnel upon consummation of the Proposed Acquisition;

(7)	the fees and expense ratios of the Funds relative to comparable mutual funds;

(8)	that the fees are identical to those paid under the Existing Agreements;

(9)	that the fees and expense ratios of the Funds appear to the Board to be reasonable given the quality of services expected to be provided;

(10)	the commitment of NB Management (or its successor) to: (a) maintaining the Funds’ current contractual expense limitation agreements to ensure that Fund shareholders of Funds that have such arrangements in place do not face an increase in expenses upon consummation of the Proposed Acquisition; and (b) not change any voluntary expense limitation or waiver so as to increase the expenses a Fund would pay without the prior approval of the Board;

(11)	the performance of the Funds relative to comparable mutual funds and unmanaged indices;

(12)	the commitment of NB Management (or its successor) to pay the expenses of the Funds in connection with the Proposed Acquisition, including all expenses in connection with the solicitation of proxies, so that shareholders of the Funds would not have to bear such expenses;

(13)	the actual and potential effects on the Advisers of the bankruptcy of LBHI, and the effects of the LBHI bankruptcy on the information considered by the Independent Trustees in their prior analyses of the principal service contracts;

(14)	the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through LBHI or its other affiliates;

(15)	the possible benefits that may be realized by the Funds and by the Advisers as a result of the Proposed Acquisition; and

(16)	that the Proposed Acquisition is expected to maintain continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to the Funds’ interests and that could affect the retention of key employees providing services to the Funds.

Board Consideration of the Existing Agreements

     As noted above, the Board had recently considered the continuance of the Existing Agreements for each Fund and the factors considered by the Board are discussed below. The Trustees, including the Independent Trustees, unanimously approved the continuance of those Existing Agreements for each Fund at a meeting held on September 25, 2008.

     In evaluating the Existing Agreements, the Trustees, including the Independent Trustees, reviewed materials furnished by NB LLC and LBAM in response to questions submitted by counsel to the Independent Trustees, and met with senior representatives of NB Management, NB LLC and LBAM regarding their personnel and operations. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of NB Management, NB LLC and LBAM. The Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Existing Agreements. They met with such counsel separately from representatives of NB Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that NB Management, NB LLC and LBAM have time to respond to any questions the Independent Trustees may have on their initial review of the report and that the Independent Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

     The Board considered the following factors, among others, in connection with its approval of the continuance of the Existing Agreements: (1) the nature, extent, and quality of the services provided by NB Management, NB LLC and LBAM; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by NB Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, each Board member did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

     The Board evaluated the terms of the Existing Agreements, the overall fairness of the Existing Agreements to each Fund and whether the Existing Agreements were in the best interests of each Fund and its shareholders.

     With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of NB Management and each existing Adviser who perform services for the Funds. The Board noted that NB Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered NB Management’s and each existing Adviser’s policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board considered the quality of brokerage execution obtained by NB Management. The Board’s Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the brokerage services that Lehman Brothers Inc. had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by each Fund. The Board also reviewed whether NB Management, NB LLC and LBAM used brokers to execute Fund transactions that provide research and other services to NB Management, NB LLC and LBAM, and the types of benefits potentially derived from such services by NB Management, NB LLC and LBAM, the Funds and by other clients of NB Management, NB LLC and LBAM. In addition, the Board noted the positive compliance history of NB Management, NB LLC and LBAM, as each firm has been free of significant compliance problems.

     The Board considered the performance of each Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer groups and/or relevant market indices, the Board discussed with NB Management each Fund’s performance and steps that NB Management had taken, or intended to take, to improve each Fund’s performance. The Board also considered NB Management’s resources and responsiveness with respect to the Funds that experienced lagging performance.

     With respect to the overall fairness of the Existing Agreements, the Board considered the fee structure for each Fund under the Existing Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to the Advisers or their affiliates from their relationship with each Fund. The Board also considered the profitability of NB Management and its affiliates from their association with the Funds.

     The Board reviewed a comparison of each Fund’s management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund’s management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. With regard to the sub-advisory fee paid to NB LLC, the Board noted that this fee is “at cost.”

     In addition, the Board considered the contractual limits on Fund expenses undertaken by NB Management for certain classes of certain Funds. The Board noted that certain classes of certain Funds also have voluntary limits or waivers which further reduce Fund expenses.

     The Board considered whether there were other funds that were advised or sub-advised by NB Management or its affiliates or separate accounts managed by NB Management or its affiliates with similar investment objectives, policies and strategies as certain of the Funds. The Board compared the fees charged to each Fund at various asset levels to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

     The Board also evaluated any apparent or anticipated economies of scale in relation to the services NB Management provides to each Fund. The Board considered whether each Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels.

     In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to NB Management’s profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined NB Management’s cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that NB Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that NB Management’s level of profitability was not excessive.

     In approving the Existing Agreements, the Board concluded that the terms of each Existing Agreement are fair and reasonable and that approval of the Existing Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that NB Management, NB LLC and LBAM, as applicable, could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time or, in the case of underperforming Funds, that it retained confidence in NB Management and each existing Adviser’s capabilities to manage the Funds; that each Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

     First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

     The Trustees have not been advised by LBHI or NBSH of any circumstances arising from the Proposed Acquisition that might result in the imposition of an “unfair burden” on any Fund as defined in Section 15(f) of the 1940 Act. Moreover, NBSH (on its behalf and on behalf of its successor or assign) has agreed that for two years after the consummation of the Proposed Acquisition, it will use its reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on any Fund, which includes refraining from proposing any increase in fees paid by a Trust to the Advisers. All contractual arrangements in place as of December 17, 2008 whereby NB Management has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition. For at least two years following the Proposed Acquisition, no voluntary arrangements either to limit the expenses of a Fund to a specified annual rate or to waive fees of a Fund will be changed by New NB Management so as to increase the expenses a Fund would pay without the prior approval of the Board. At the present time, over 80% of the Trustees are classified as Independent Trustees and expect to remain so classified following the sale of the Acquired Businesses. NBSH (on its behalf and on behalf of its successor or assign) has agreed to continue to comply with the Board’s current policy that requires that at least 75% of the Trustees are classified as Independent Trustees and would not seek to change it during the three-year period after the completion of the Proposed Acquisition.

     Based on their evaluation of the materials presented, the Trustees who attended the December 17, 2008 Board meeting, including all the Independent Trustees, unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of the Funds and their shareholders. The Trustees believe that the New Agreements will enable each Fund to continue to enjoy the high quality investment management services it has received in the past, at fee rates identical to the present rates, which the Independent Trustees deem appropriate, reasonable and in the best interests of the Fund and its shareholders. The Trustees unanimously voted to approve and to recommend to the shareholders of each Fund that they approve the New Agreements.

PROPOSAL 4:     ELECTION OF TRUSTEES

     Shareholders of each Fund are being asked to approve the election of Trustees to the Board of the Equity Funds, the Income Funds, LB Liquidity Funds, and NB Liquidity Series. The Board has nominated the individuals listed below for election as Trustees, each to hold office until resignation or removal. Under the proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below. With the exception of Joseph V. Amato, each of the nominees currently serves as a Trustee of each Trust.

     The Governance and Nominating Committee of each Trust reviewed the qualifications, experience and background of each nominee. Based upon this review, the Committee determined that nominating the incumbent Trustees would be in the best interests of the shareholders of each Trust. The Board believes that the incumbents are well suited for service on that Board due to their familiarity with the Trust as a result of their prior service as Trustees, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting held on December 30, 2008, the Board received the recommendations of the Governance and Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents, the Board voted to nominate John Cannon, Faith Colish, Robert Conti, Martha C. Goss, C. Anne Harvey, Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, George W. Morriss, Edward I. O’Brien, Cornelius T. Ryan, Tom D. Seip, Candace L. Straight, Peter P. Trapp, Jack L. Rivkin and Joseph V. Amato for election as Trustees. William E. Rulon decided to retire from the Board and therefore was not nominated to stand for election as a Trustee. Each Trust has a policy that at least three quarters of all Trustees be Independent Fund Trustees. Independent Fund Trustees are those who are not associated with each Trust’s investment manager or sub-adviser or their affiliates, or with any broker-dealer used by each Trust, the investment manager or the sub-adviser in the past six months.

     It is the intention of the persons named as proxies on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

     None of the Trustees is related to any other. The following tables set forth certain information regarding each Trustee. Unless otherwise noted, each Trustee has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

INFORMATION REGARDING NOMINEES FOR ELECTION
			Number
			of Funds
			in Fund
			Complex
Name,	Position with each		Overseen	Other Directorships Held
(Year of Birth),	Trust and Length of		by Fund	Outside Fund Complex by
and Address(1)	Time Served(2)	Principal Occupation(s)(3)	Trustee	Fund Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee of Equity Funds since 2000; Trustee of Income Funds since 1994; Trustee of LB Liquidity Funds since 2004; Trustee of NB Liquidity Series since 2004.	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	60	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.
Faith Colish (1935)	Trustee of Equity Funds since 1982; Trustee of Income Funds since 2000; Trustee of LB Liquidity Funds since 2004; Trustee of NB Liquidity Series since 2004.	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee of Equity Funds since 2007; Trustee of Income Funds since 2007; Trustee of LB Liquidity Funds since 2007; Trustee of NB Liquidity Series since 2007.	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	60	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

			Number
			of Funds
			in Fund
			Complex
Name,	Position with each		Overseen	Other Directorships Held
(Year of Birth),	Trust and Length of		by Fund	Outside Fund Complex by
and Address(1)	Time Served(2)	Principal Occupation(s)(3)	Trustee	Fund Trustee
C. Anne Harvey (1937)	Trustee of Equity Funds since 2000; Trustee of Income Funds since 2000; Trustee of LB Liquidity Funds since 2004; Trustee of NB Liquidity Series since 2004.	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	60	Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.
Robert A. Kavesh (1927)	Trustee of Equity Funds since 2000; Trustee of Income Funds since 1993; Trustee of LB Liquidity Funds since 2004; Trustee of NB Liquidity Series since 2004.	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	60	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).
Michael M. Knetter (1960)	Trustee of Equity Funds since 2007; Trustee of Income Funds since 2007; Trustee of LB Liquidity Funds since 2007; Trustee of NB Liquidity Series since 2007.	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
Howard A. Mileaf (1937)	Trustee of Equity Funds since 1984; Trustee of Income Funds since 2000; Trustee of LB Liquidity Funds since 2004; Trustee of NB Liquidity Series since 2004.	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60	Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

			Number
			of Funds
			in Fund
			Complex
Name,	Position with each		Overseen	Other Directorships Held
(Year of Birth),	Trust and Length of		by Fund	Outside Fund Complex by
and Address(1)	Time Served(2)	Principal Occupation(s)(3)	Trustee	Fund Trustee
George W. Morriss (1947)	Trustee of Equity Funds since 2007; Trustee of Income Funds since 2007; Trustee of LB Liquidity Funds since 2007; Trustee of NB Liquidity Series since 2007.	Formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	60	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.
Edward I. O’Brien (1928)	Trustee of Equity Funds since 1993; Trustee of Income Funds since 2000; Trustee of LB Liquidity Funds since 2004; Trustee of NB Liquidity Series since 2004.	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	60	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
Cornelius T. Ryan (1931)	Trustee of Equity Funds since 1982; Trustee of Income Funds since 2000; Trustee of LB Liquidity Funds since 2004; Trustee of NB Liquidity Series since 2004.	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	60	None.

			Number
			of Funds
			in Fund
			Complex
Name,	Position with each		Overseen	Other Directorships Held
(Year of Birth),	Trust and Length of		by Fund	Outside Fund Complex by
and Address(1)	Time Served(2)	Principal Occupation(s)(3)	Trustee	Fund Trustee
Tom D. Seip (1950)	Trustee of Equity Funds since 2000; Trustee of Income Funds since 2000; Trustee of LB Liquidity Funds since 2004; Trustee of NB Liquidity Series since 2004; Non-Executive Chair of the Board since 2008; Lead Independent Trustee from 2006 to 2008.	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.
Candace L. Straight (1947)	Trustee of Equity Funds since 2000; Trustee of Income Funds since 1993; Trustee of LB Liquidity Funds Trustee of LB Liquidity Funds since 2004; Trustee of NB Liquidity Series since 2004.	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	60	Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

			Number
			of Funds
			in Fund
			Complex
Name,	Position with each		Overseen	Other Directorships Held
(Year of Birth),	Trust and Length of		by Fund	Outside Fund Complex by
and Address(1)	Time Served(2)	Principal Occupation(s)(3)	Trustee	Fund Trustee
Peter P. Trapp (1944)	Trustee of Equity Funds since 2000; Trustee of Income Funds since 2000; Trustee of LB Liquidity Funds since 2004; Trustee of NB Liquidity Series since 2004.	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1964)	Nominee for Trustee of Equity Funds, Income Funds, LB Liquidity Funds and NB Liquidity Series.	Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.) and NB LLC, since 2007; Managing Director of LBAM since 2007; Global Head of Asset Management in the Investment Management Division, LBHI, since 2006; Member of the Investment Management Division’s Executive Management Committee, LBHI, since 2006; Managing Director, Lehman Brothers Inc., since 2006; Board member of LBAM since 2006; formerly, Chief Recruiting and Development Officer, Lehman Brothers Inc., 2005 to 2006; formerly, Global Head of Equity Sales and Member of the Equities Division Executive Committee, Lehman Brothers Inc., 2003 to 2005.	60	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

			Number
			of Funds
			in Fund
			Complex
Name,	Position with each		Overseen	Other Directorships Held
(Year of Birth),	Trust and Length of		by Fund	Outside Fund Complex by
and Address(1)	Time Served(2)	Principal Occupation(s)(3)	Trustee	Fund Trustee
Robert Conti* (1956)	Trustee of Equity Funds since 2008; Trustee of Income Funds since 2008; Trustee of LB Liquidity Funds since 2008; Trustee of NB Liquidity Series since 2008; Chief Executive Officer and President since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008.	Managing Director, NB LLC, since 2007; formerly, Senior Vice President, NB LLC, 2003 to 2006; formerly, Vice President, NB LLC, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	60	Chairman of the Board, Staten Island Mental Health Society since 2008.
Jack L. Rivkin* (1940)	Trustee of Equity Funds since 2002; Trustee of Income Funds since 2002; Trustee of LB Liquidity Funds since inception; Trustee of NB Liquidity Series since 2004; President from 2002 to 2008.	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, NB LLC, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, NB LLC, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	60	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust’s Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Conti is an interested person of the Trusts by virtue of the fact that he is an officer of each of NB Management and NB LLC. Mr. Rivkin may be deemed an interested person of the Trusts by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of NB LLC. Mr. Amato may be deemed an interested person by virtue of the fact that he is an officer of each of NB Holdings and NB LLC and managing director of each of LBAM and Lehman Brothers Inc.

Board of Trustees and Committee Meetings

     The Board met twelve times during the Equity Funds’ fiscal year ended August 31, 2008, eighteen times during the Income Funds’ fiscal year ended October 31, 2008, and eleven, nine and nine times during the Income Funds’, LB Liquidity Funds’ and NB Liquidity Series’ fiscal year ended March 31, 2008, respectively. Each Trustee attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that fiscal year of each Trust, except that Mr. Trapp attended 74% of the total number of meetings of the Board and of any committee of which he was a member during the Income Funds’ fiscal year ended October 31, 2008.

     The Board is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts.

      The Board has established several standing committees to oversee particular aspects of the management of each Trust. The standing committees of the Board are described below. The Board does not have a standing compensation committee although the Governance and Nominating Committee does consider and make recommendations relating to Independent Trustee compensation to the Board.

     Audit Committee. The purposes of the Audit Committee are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of each Trust and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the financial statements of each Trust and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, each Trust’s compliance with legal and regulatory requirements that relate to each Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of each Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of each Trust’s independent registered public accounting firm; and (e) to act as a liaison between each Trust’s independent registered public accounting firm and the full Board. The independent registered public accounting firm for each Trust shall report directly to the Audit Committee. The Audit Committee of each Trust has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of each Trust’s independent registered public accounting firm to each member of the Audit Committee between meetings of the Committee.

     The Audit Committee of each Trust is composed entirely of Independent Fund Trustees. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chair), Tom D. Seip and Peter P. Trapp. The Chair of the Audit Committee receives additional compensation for serving as Chair of this Committee. During the Equity Funds’ fiscal year ended August 31, 2008, the Committee met seven times. During the Income Funds’ fiscal year ended October 31, 2008, the Committee met seven times. During the Income Funds’, LB Liquidity Funds’ and NB Liquidity Series’ fiscal year ended March 31, 2008, the Committee met seven times.

     Contract Review Committee. The Contract Review Committee of each Trust is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to continue each Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chair), Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. The Chair of the Contract Review Committee receives additional compensation for serving on this Committee. During the Equity Funds’ fiscal year ended August 31, 2008, the Committee met four times. During the Income Funds’ fiscal year ended October 31, 2008, the Committee met four times. During the Income Funds’, LB Liquidity Funds’ and NB Liquidity Series’ fiscal year ended March 31, 2008, the Committee met three times.

     Ethics and Compliance Committee. The Ethics and Compliance Committee of each Trust generally oversees: (a) each Trust’s program for compliance with Rule 38a-1 under the 1940 Act and each Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with each Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Trustees; and (c) the activities of each Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee’s primary function is oversight. Each investment manager, sub-adviser, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Trust’s Compliance Program, including devising and implementing appropriate methods of testing compliance by each Trust and its Service Providers. The members of the Committee are John Cannon (Chair), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward I. O’Brien. All members are Independent Fund Trustees. The Chair of the Ethics and Compliance Committee receives additional compensation for serving on this Committee. The Board will receive at least annually a report on the compliance programs of each Trust and Service Providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from each Trust, NB LLC, LBAM and NB Management. During the Equity Funds’ fiscal year ended August 31, 2008, the Committee met four times. During the Income Funds’ fiscal year ended October 31, 2008, the Committee met four times. During the Income Funds’, LB Liquidity Funds’ and NB Liquidity Series’ fiscal year ended March 31, 2008, the Committee met four times.

     Executive Committee. The Executive Committee of each Trust is responsible for acting in an emergency when a quorum of that Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert Conti, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the Equity Funds’ fiscal year ended August 31, 2008, the Committee did not meet. During the Income Funds’ fiscal year ended October 31, 2008, the Committee met twice. During the Income Funds’, LB Liquidity Funds’ and NB Liquidity Series’ fiscal year ended March 31, 2008, the Committee did not meet.

     Governance and Nominating Committee. The Governance and Nominating Committee of each Trust is responsible for: (a) considering and evaluating the structure, composition and operation of a Trust’s Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by that Board; (b) evaluating and nominating individuals to serve as Trustees, including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of each Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chair), Robert A. Kavesh, Michael M. Knetter, Howard A, Mileaf and Tom D. Seip. All members are Independent Fund Trustees and are not “interested persons” of either Trust as defined in section 2(a)(19) of the 1940 Act. The Chair of the Governance and Nominating Committee receives additional compensation for serving on this Committee. During the Equity Funds’ fiscal year ended August 31, 2008, the Committee met once. During the Income Funds’ fiscal year ended October 31, 2008, the Committee met once. During the Income Funds’, LB Liquidity Funds’ and NB Liquidity Series’ fiscal year ended March 31, 2008, the Committee met three times.

     Investment Performance Committee. The Investment Performance Committee of each Trust is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. The Chair of the Investment Performance Committee receives additional compensation for serving on this Committee. During the Equity Funds’ fiscal year ended August 31, 2008, the Committee met three times. During the Income Funds’ fiscal year ended October 31, 2008, the Committee met twice. During the Income Funds’, LB Liquidity Funds’ and NB Liquidity Series’ fiscal year ended March 31, 2008, the Committee met twice.

     Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee of each Trust (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chair), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. The Chair of the Portfolio Transactions and Pricing Committee receives additional compensation for serving on this Committee. During the Equity Funds’ fiscal year ended August 31, 2008, the Committee met six times. During the Income Funds’ fiscal year ended October 31, 2008, the Committee met six times. During the Income Funds’, LB Liquidity Funds’ and NB Liquidity Series’ fiscal year ended March 31, 2008, the Committee met seven times.

Information Regarding each Trust’s Process for Nominating Trustee Candidates

     Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter is available to shareholders on NB Management’s website at www.nb.com.

     Shareholder Communications. Each Trust’s Governance and Nominating Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. No nominee recommendation has been received from a shareholder within the past 120 days.

     Nominee Qualifications. The Governance and Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Fund Trustees, independence from each Trust’s investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which each Trust operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and the Committee’s (or a Board’s) perceptions about future issues and needs.

     Identifying Nominees. The Governance and Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of a Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of independent Board members for input.

     Any request by management to meet with the prospective candidate would be given appropriate consideration. Neither Trust has paid a fee to third parties to assist in finding nominees.

Trustee Attendance at Special Meetings

     Neither Trust has a policy on Trustee attendance at special meetings of shareholders.

Ownership of Securities

     Set forth below is the dollar range of equity securities owned by each Trustee or Nominee as of December 31, 2008.

Aggregate Dollar
Range of Equity
Securities in all
Registered Investment
	Dollar Range of Equity		Companies Overseen by
	Securities Owned in each		Trustee in Family of
Name of Trustee	Fund*		Investment Companies*
Independent Fund Trustees
John Cannon	Neuberger Berman	$10,001-$50,000	Over $100,000
Mid Cap Growth Fund
	Neuberger Berman	$10,001-$50,000
Partners Fund
	Neuberger Berman	$10,001-$50,000
Focus Fund
	Neuberger Berman	$10,001-$50,000
Century Fund
	Neuberger Berman	$10,001-$50,000
Regency Fund
Faith Colish	Neuberger Berman	$10,001-$50,000	Over $100,000
Cash Reserves
	Neuberger Berman	$10,001-$50,000
International Large
Cap Fund
	Neuberger Berman	$1-$10,000
Partners Fund
	Neuberger Berman Small	$1-$10,000
Cap Growth Fund
	Neuberger Berman	$1-$10,000
Regency Fund
	Neuberger Berman	$1-$10,000
Century Fund
	Neuberger Berman	$1-$10,000
Real Estate Fund
	Neuberger Berman	$50,001-$100,000
Genesis Fund
	Neuberger Berman	$1-$10,000
Guardian Fund
	Neuberger Berman	$1-$10,000
Focus Fund
	Neuberger Berman	$1-$10,000
Socially Responsive Fund
	Neuberger Berman	$1-$10,000
International Fund

Aggregate Dollar
Range of Equity
Securities in all
Registered Investment
	Dollar Range of Equity		Companies Overseen by
	Securities Owned in each		Trustee in Family of
Name of Trustee	Fund*		Investment Companies*
	Neuberger Berman Short	$1-$10,000
Duration Bond Fund
	Neuberger Berman	$1-$10,000
High Income Bond Fund
	Neuberger Berman	$1-$10,000
Municipal Securities Trust
	Neuberger Berman	Over $100,000
Institutional Cash Fund
Martha C. Goss	Neuberger Berman	$10,001-$50,000	$50,001-$100,000
Partners Fund
	Neuberger Berman	$10,001-$50,000
International Large
Cap Fund
	Neuberger Berman	$10,001-$50,000
Climate Change Fund
C. Anne Harvey	Neuberger Berman	$10,001-$50,000	$50,001-$100,000
Socially Responsive Fund
	Neuberger Berman Short	$1-$10,000
Duration Bond Fund
	Neuberger Berman	$10,001-$50,000
Genesis Fund
Robert A. Kavesh	Neuberger Berman Focus	$10,001-$50,000	Over $100,000
Fund
	Neuberger Berman Small	$10,001-$50,000
Cap Growth Fund
	Neuberger Berman	Over $100,000
Climate Change Fund
Michael M. Knetter	Neuberger Berman	$1-$10,000	$50,001-$100,000
Regency Fund
	Neuberger Berman	$10,001-$50,000
Socially Responsive Fund
	Neuberger Berman	$10,001-$50,000
Mid Cap Growth Fund
	Neuberger Berman	$1-$10,000
Partners Fund
	Neuberger Berman	$10,001-$50,000
High Income Bond Fund

Aggregate Dollar
Range of Equity
Securities in all
Registered Investment
	Dollar Range of Equity		Companies Overseen by
	Securities Owned in each		Trustee in Family of
Name of Trustee	Fund*		Investment Companies*
Howard A. Mileaf	Neuberger Berman	$1-$10,000	$10,001 $50,000
Cash Reserves
	Neuberger Berman	$1-$10,000
Genesis Fund
	Neuberger Berman	$1-$10,000
High Income Bond Fund
George W. Morriss	Neuberger Berman	$10,001-$50,000	$50,001-$100,000
Genesis Fund
	Neuberger Berman	$10,001-$50,000
Guardian Fund
	Neuberger Berman	$10,001-$50,000
Small Cap Growth Fund
	Neuberger Berman	$10,001-$50,000
Regency Fund
Edward I. O’Brien	Neuberger Berman	$10,001-$50,000	Over $100,000
Guardian Fund
	Neuberger Berman	$50,001-$100,000
Mid Cap Growth Fund
	Neuberger Berman	Over $100,000
Partners Fund
	Neuberger Berman	$50,001-$100,000
Genesis Fund
	Neuberger Berman Focus	$10,001-$50,000
Fund
	Neuberger Berman	Over $100,000
Government Money Fund
Cornelius T. Ryan	Neuberger Berman	Over $100,000	Over $100,000
Government Money Fund
Tom D. Seip	Neuberger Berman	$10,001-$50,000	Over $100,000
Century Fund
	Neuberger Berman	$50,001-$100,000
International Fund
	Neuberger Berman	$50,001-$100,000
Partners Fund
	Neuberger Berman	$10,001-$50,000
Regency Fund
	Neuberger Berman	$10,001-$50,000
Socially Responsive Fund
	Neuberger Berman Small	$10,001-$50,000
Cap Growth Fund

Aggregate Dollar
Range of Equity
Securities in all
Registered Investment
	Dollar Range of Equity		Companies Overseen by
	Securities Owned in each		Trustee in Family of
Name of Trustee	Fund*		Investment Companies*
Candace L. Straight	Neuberger Berman	$50,001-$100,000	Over $100,000
International Fund
	Neuberger Berman	Over $100,000
Guardian Fund
	Neuberger Berman	Over $100,000
Mid Cap Growth Fund
	Neuberger Berman	Over $100,000
Partners Fund
	Neuberger Berman	Over $100,000
Genesis Fund
	Neuberger Berman	Over $100,000
Cash Reserves
	Neuberger Berman Short	$10,001-$50,000
Duration Bond Fund
	Neuberger Berman	$50,001-$100,000
Government Money Fund
Peter P. Trapp	Neuberger Berman	$10,001-$50,000	$50,001-$100,000
Regency Fund
	Neuberger Berman	$1-$10,000
International Fund
	Neuberger Berman	$10,001-$50,000
Guardian Fund
	Neuberger Berman	$10,001-$50,000
Mid Cap Growth Fund
	Neuberger Berman	$10,001-$50,000
Partners Fund
Trustees who are “Interested Persons”
Robert Conti	Neuberger Berman	$1-$10,000	Over $100,000
Genesis Fund
	Neuberger Berman	Over $100,000
Institutional Cash Fund
Jack L. Rivkin	Neuberger Berman	$10,001-$50,000	$10,001-$50,000
Institutional Cash Fund
Joseph V. Amato**	Neuberger Berman	Over $100,000	Over $100,000
Treasury Fund

*	Valuation as of December 31, 2008.

**	Mr. Amato is a nominee for Fund Trustee.

Independent Fund Trustees’ Ownership of Securities

     As of January 1, 2009, no Independent Fund Trustee (or his/her immediate family members) owned securities of NB Management, NB LLC or LBAM or securities in an entity controlling, controlled by or under common control with NB Management, NB LLC or LBAM (not including registered investment companies).

Officers of each Trust

     The following table sets forth certain information regarding the officers of each Trust. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of each Trust are appointed by the Trustees and serve at the pleasure of the Board.

Name, (Year of Birth),	Position and Length of
and Address(1)	Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, NB LLC, since 2006; Deputy General Counsel, NB LLC, since 2004; formerly, Vice President, NB LLC, 2000 to 2005; formerly, Associate General Counsel, NB LLC, 1999 to 2004; Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).
Michael J. Bradler (1970)	Assistant Treasurer since 2005	Vice President, NB LLC, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985	Senior Vice President, NB LLC, since 2007; formerly, Vice President, NB LLC, 2002 to 2006 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2008); Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Name, (Year of Birth),	Position and Length of
and Address(1)	Time Served(2)	Principal Occupation(s)(3)
Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, NB LLC, since 2002; Deputy General Counsel and Assistant Secretary, NB LLC, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Executive Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), fifteen registered investment companies for which NB Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).
Sheila R. James (1965)	Assistant Secretary since 2002	Vice President, NB LLC, since 2008 and Employee since 1999; formerly, Assistant Vice President, NB LLC, 2007; Assistant Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).
Brian Kerrane (1969)	Vice President since 2008	Senior Vice President, NB LLC, since 2006; Vice President, NB Management, since 2008 and Employee since 1991; formerly, Vice President, NB LLC, 2002 to 2006; Vice President, fifteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2008).
Kevin Lyons (1955)	Assistant Secretary since 2003	Assistant Vice President, NB LLC, since 2008 and Employee since 1999; Assistant Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (eight since 2003, four since 2004, one since 2005 and two since 2006).
Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, NB LLC, since 2006; Employee, NB Management, since 1992; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2008).

Name, (Year of Birth),	Position and Length of
and Address(1)	Time Served(2)	Principal Occupation(s)(3)
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, NB LLC, since 2007; formerly, Vice President, NB LLC, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (thirteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.
Andrew Provencher (1965)	Vice President since 2008	Managing Director, NB Management, since 2008; Managing Director, NB LLC, since 2005; formerly, Senior Vice President, NB LLC, 2003 to 2005; formerly, Vice President, NB LLC, 1999 to 2003; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2008).
Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, NB LLC, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).
Neil S. Siegel (1967)	Vice President since 2008	Managing Director, NB Management, since 2008; Managing Director, NB LLC, since 2006; formerly, Senior Vice President, NB LLC, 2004 to 2006; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Name, (Year of Birth),	Position and Length of
and Address(1)	Time Served(2)	Principal Occupation(s)(3)
Chamaine Williams (1971)	Chief Compliance Officer since 2005	Senior Vice President, NB LLC, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Compensation of Trustees

     The following table sets forth information concerning the compensation of the Trustees. The Trusts do not have any pension or retirement plan for their Trustees. For the fiscal year ended August 31, 2008 for the Equity Funds, October 31, 2008 and March 31, 2008 for the Income Funds and March 31, 2008 for the LB Liquidity Funds and NB Liquidity Series, the Trustees received the amounts set forth in the following table from each Trust. For the calendar year ended December 31, 2008, the Trustees received the compensation set forth in the following table for serving as Trustees or Trustees/Directors of other investment companies in the “Neuberger Berman Fund Complex.” Each officer and Trustee who is an officer or employee of NB Management, NB LLC, LBAM or any entity controlling, controlled by or under common control with NB Management, NB LLC or LBAM serves as a Trustee and/or officer without any compensation from each Trust.

TABLE OF COMPENSATION

						Total
						Compensation
						from Registered
						Investment
						Companies in
					Compensation	the Neuberger
	Compensation	Compensation	Compensation		from NB	Berman Fund
	from Equity	from Income	from Income	Compensation	Liquidity	Complex Paid
	Funds for	Funds for	Funds for	from LB	Series for	to Trustees for
	Fiscal	Fiscal	Fiscal	Liquidity Funds	Fiscal	Calendar
Name and Position	Year Ended	Year Ended	Year Ended	for Fiscal Year	Year Ended	Year Ended
with each Trust	8/31/08	10/31/08	3/31/08	Ended 3/31/08	3/31/08	12/31/08
Independent Fund Trustees
John Cannon
Trustee	$49,240	$22,093	$7,181	$17,515	$5,088	$160,000
Faith Colish
Trustee	$49,240	$22,093	$7,181	$17,515	$5,088	$160,000
Martha C. Goss
Trustee	$48,374	$21,083	$6,678	$16,682	$4,710	$150,000
C. Anne Harvey
Trustee	$49,240	$22,093	$7,181	$17,515	$5,088	$160,000
Robert A. Kavesh
Trustee	$47,347	$20,947	$7,026	$17,124	$4,985	$150,000
Michael M. Knetter
Trustee	$47,347	$20,947	$7,026	$17,124	$4,985	$150,000
Howard A. Mileaf
Trustee	$48,374	$21,083	$7,314	$17,807	$5,199	$150,000
George W. Morriss
Trustee	$50,267	$22,229	$7,468	$18,198	$5,302	$160,000
Edward I. O’Brien
Trustee	$47,347	$20,947	$7,026	$17,124	$4,985	$150,000
Cornelius T. Ryan
Trustee	$50,777	$22,402	$7,634	$18,567	$5,421	$160,000
Tom D. Seip
Trustee	$58,390	$25,360	$8,736	$21,294	$6,204	$185,000
Candace L. Straight
Trustee	$49,240	$22,093	$7,181	$17,515	$5,088	$160,000
Peter P. Trapp
Trustee	$52,160	$23,800	$7,623	$18,589	$5,405	$170,000
Trustees who are “Interested Persons”
Joseph V. Amato
Nominee	N/A *	N/A *	N/A *	N/A *	N/A *	N/A *
Robert Conti
Trustee, President
and Chief
Executive Officer	N/A **	N/A **	N/A **	N/A **	N/A **	N/A **
Jack L. Rivkin
Trustee	$3,725	$4,704	$0	$0	$0	$61,549

*	Mr. Amato is a nominee for Fund Trustee.

**	Mr. Conti became a Fund Trustee on December 18, 2008.

     Effective January 1, 2008, the compensation of each Independent Fund Trustee was restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee and each Interested Trustee who is not an employee of NB Management receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of a Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Non-Executive Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

THE TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMEND
THAT YOU VOTE “FOR” EACH NOMINEE.

INFORMATION ON THE FUND’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP (“Ernst & Young”) audited certain of the Income Funds series’ financial statements for the fiscal year ended October 31, 2008 and fiscal year ended March 31, 2008, certain of the Equity Funds series’ financial statements for the fiscal year ended August 31, 2008 and Neuberger Berman Institutional Cash Fund’s financial statements for the fiscal year ended March 31, 2008.1 Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Trust and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Trust’s filings with the SEC. In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of each Trust’s independent registered public accounting firm. The Board of the Equity Funds has selected Ernst & Young as the independent registered public accounting firm for certain series of the Equity Funds for the fiscal year ending August 31, 2009. The Board of the Income Funds has selected Ernst & Young as the independent registered public accounting firm for certain series of the Income Funds for the fiscal years ending October 31, 2009 and March 31, 2009. The Board of the NB Liquidity Series has selected Ernst & Young as the independent registered public accounting firm for certain series of the NB Liquidity Series for the fiscal year ending March 31, 2009. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in any Trust.

[1]

Ernst & Young audits the following series of each Trust: Equity Funds (August 31, 2008 fiscal year end): Neuberger Berman Climate Change Fund, Neuberger Berman Dividend Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund; Income Funds (October 31, 2008 fiscal year end): Neuberger Berman Cash Reserves, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman Municipal Securities Trust, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund; Income Funds (March 31, 2008 fiscal year end): Neuberger Berman Government Money Fund; NB Liquidity Series (March 31, 2008 fiscal year end): Neuberger Berman Institutional Cash Fund.

     Tait Weller & Baker LLP (“Tait Weller”) audited certain of the Income Funds series’ financial statements for the fiscal year ended October 31, 2008 and fiscal year ended March 31, 2008, certain of the Equity Funds series’ financial statements for the fiscal year ended August 31, 2008, Neuberger Berman Prime Money Fund’s financial statements for the fiscal year ended March 31, 2008 and Neuberger Berman Treasury Fund’s financial statements for the fiscal year ended March 31, 2008.2 Tait Weller, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the independent registered public accounting firm for each Trust and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Trust’s filings with the SEC. In the opinion of the Audit Committee, the services provided by Tait Weller are compatible with maintaining the independence of each Trust’s independent registered public accounting firm. The Board of the Equity Funds has selected Tait Weller as the independent registered public accounting firm for certain series of the Equity Funds for the fiscal year ending August 31, 2009. The Board of the Income Funds has selected Tait Weller as the independent registered public accounting firm for certain series of the Income Funds for the fiscal years ending October 31, 2009 and March 31, 2009. The Board of the LB Liquidity Funds has selected Tait Weller as the independent registered public accounting firm for certain series of the LB Liquidity Funds for the fiscal year ending March 31, 2009. The Board of the NB Liquidity Series has selected Tait Weller as the independent registered public accounting firm for certain series of the NB Liquidity Series for the fiscal year ending March 31, 2009. Tait Weller has informed the Fund that it has no material direct or indirect financial interest in either Trust.

     Representatives of Ernst & Young and Tait Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Information concerning the fees billed by the independent registered public accounting firms is included in Exhibit J.

[2]

Tait Weller audits the following series of each Trust: Equity Funds (August 31, 2008 fiscal year end): Neuberger Berman Century Fund, Neuberger Berman Convergence Fund, Neuberger Berman Energy Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Regency Fund, Neuberger Berman Research Opportunities Fund, Neuberger Berman Small and Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund; Income Funds (October 31, 2008 fiscal year end): Neuberger Berman California Tax-Free Money Fund, Neuberger Berman Core Bond Fund, Neuberger Berman New York Municipal Money Fund; Income Funds (March 31, 2008 fiscal year end): Neuberger Berman Tax-Free Money Fund; NB Liquidity Series (March 31, 2008 fiscal year end): Neuberger Berman Prime Money Fund; LB Liquidity Funds (March 31, 2008 fiscal year end): Neuberger Berman Treasury Fund, Prime Portfolio.

GENERAL INFORMATION

Ownership of Shares

     Information regarding the percent ownership of each person who as of January 13, 2009, to the knowledge of each Trust, owned of record and/or beneficially 5% or more of any class of the outstanding shares of a Fund is included in Exhibit K to this Proxy Statement.

     Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of LBHI or its subsidiaries.

     As of the date hereof, no final determination has been made with respect to all of the individuals who will comprise the ownership group of NBSH; however, it is expected that up to approximately 200 individuals will have indirect ownership interests in NBG ranging from approximately 1/3 of 1% to less than 5%. Among those who will comprise the ownership group are one individual who is a nominee for Trustee and one individual who currently is a Trustee (both of whom would be deemed “interested persons” for 1940 Act purposes), certain officers and other key employees of each of the Advisers as well as officers of certain of the Advisers’ affiliates.

Payment of Solicitation Expenses

     NB Management (or its successor) will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. NB Management has engaged Broadridge Financial Solutions, Inc. a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $1,984,078 plus expenses in connection with the solicitation of proxies.

Other Matters to Come Before the Meeting

     The Trustees do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy.

Shareholder Proposals

     The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2009. The Trustees will call a special meeting of shareholders of a Fund or class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or class entitled to vote at such meeting.

     Any Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to Secretary, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, New York, 10158-0180. Any shareholder proposal intended to be presented at any future meeting of Fund shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     Shareholders of a Fund who wish to send communications to the Board or a specified member of a Board should submit the communication in writing to the attention of Chamaine Williams, Chief Compliance Officer, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, New York, 10158-0180, identifying the correspondence as intended for the Board of Trustees of the Fund or a specified member of the Board. The Board has directed Ms. Williams to send such communications to the chairperson of each Fund’s Ethics and Compliance Committee.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

     Please advise the Funds, c/o Secretary, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, New York 10158, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement needed to supply copies to the beneficial owners of these shares.

Investment Adviser, Sub-Adviser, Principal Underwriter and Administrator

     NB Management, 605 Third Avenue, New York, New York 10158, is the investment adviser, principal underwriter and administrator to each Fund. New NB Management will perform the same advisory services, and be located at the same address, as NB Management. NB LLC, 605 Third Avenue, New York, New York 10158, is the sub-adviser to the Funds of the Equity Funds. New NB LLC, if formed, will perform the same sub-advisory services, and be located at the same address, as NB LLC. LBAM, 200 South Wacker Drive, Suite 2100, Chicago, Illinois 60601, is the sub-adviser to the Funds of the Income Funds, LB Liquidity Funds and NB Liquidity Series.

VOTING INFORMATION

Voting Rights

     Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Exhibit L of this Proxy Statement sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date. Regardless of the class of shares they own, shareholders of each Fund will vote as a single class on each Proposal. Except with respect to the election of Trustees in Proposal 4, each Fund’s shareholders will vote separately on each Proposal with respect to that Fund. If you are a shareholder of more than one Fund, you will be voting on Proposals 1 through 3 separately with respect to each Fund in which you hold shares. Shareholders of all the Funds in each Trust will vote together to approve the election of a Trustee to serve on the Board of the applicable Trust.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted “FOR” the Proposals. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

     In tallying shareholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against approval. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA custodian will vote the shares in the account in accordance with instructions given by the depositor. However, if the depositor fails to provide instructions on how to vote the shares in the account, the custodian will vote the undirected shares in the same proportion as shares are voted in other individual retirement accounts.

     For situations in which Advisers have proxy voting discretion, they will vote the Proposals in accordance with their proxy voting policies. Generally, this means that they will follow a third-party proxy voting provider’s recommendation, however, they have the ability to vote contrary to the recommendation in certain circumstances.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NB Management, affiliates of NB Management or other representatives of the Funds. Proxy solicitations may also be made by Broadridge Financial Solutions, Inc.

Quorum; Adjournment

     A quorum with respect to a Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at a Fund’s Meeting or a quorum is present but sufficient votes to approve each Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund’s shares represented at the Meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a Proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” a Proposal against such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement with respect to any Fund prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The Board also may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

Vote Required

     Shareholders of each Fund of each Trust must (1) separately approve the New Management Agreement and the New Sub-Advisory Agreement for such Fund and (2) together approve the election of each Trustee to serve on the Board of an applicable Trust. Approval of Proposal 1, and either Proposal 2 or Proposal 3, as appropriate, by an applicable Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. If Proposal 1 is not approved with respect to a Fund, then Proposal 2 or 3 (as appropriate) will not be effective with respect to that Fund, even if shareholders vote in favor of it. With respect to Proposal 4, the election of a nominee to the Board of Trustees of a Trust requires the affirmative vote of a plurality of the votes cast at the Meeting of that Trust’s shareholders.

     If the shareholders of a Fund approve the New Management and Sub-Advisory Agreements for such Fund, their effectiveness is conditioned upon the completion of the Proposed Acquisition. If approved, these Proposals will not become effective until the closing of the Proposed Acquisition. Approval of Proposal 4 is not conditioned upon the completion of the Proposed Acquisition.

     To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

By order of the Boards of Trustees,

Claudia A. Brandon
Secretary
Neuberger Berman Equity Funds
Lehman Brothers Income Funds
Lehman Brothers Institutional Liquidity Funds
Neuberger Berman Institutional Liquidity Series

February 6, 2009

Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr.,
Executor

February 6, 2009

EXHIBIT LIST

Exhibit	Title	Page
A	Principal Executive Officers and Directors
	of NB Management, NB LLC and LBAM	A-1
B	Form of New Management Agreement	B-1
B-1	Dates of Various Management Agreement Approvals
	for Each Fund	B-12
C	Commissions Paid to Affiliated Brokers	C-1
D-1	Rate of Compensation Under Management Agreements	D-1
D-2	Fees Paid to NB Management	D-3
E	Current Contractual and Voluntary Expense Limitations	E-1
F	Name, Asset Size, and Compensation Received by NB
Management for Advisory or Sub-Advisory Services
	Provided to Other Similar Funds	F-1
G	Forms of New Sub-Advisory Agreement	G-1
G-1	Dates of Various Sub-Advisory Agreement Approvals
	for Each Fund	G-12
H	Fees Paid to NB LLC or LBAM under Sub-Advisory
	Agreements	H-1
I	Name, Asset Size and Compensation Received by NB
	LLC for Sub-Advisory Services Provided to Other Similar Funds	I-1
J	Fees Billed by Independent Registered Public
	Accounting Firms	J-1
K	Control Persons and Principal Holders of Securities	K-1
L	Number of Shares Outstanding for Each Class of Each
	Fund as of the Record Date	L-1